Document and Entity Information	6 Months Ended
Jun. 30, 2011
Document and Entity Information [Abstract]
Entity Registrant Name	EMISPHERE TECHNOLOGIES INC
Entity Central Index Key	0000805326
Document Type	S-1
Document Period End Date	Jun 30, 2011
Amendment Flag	true
Amendment Description	S-1
Entity Filer Category	Accelerated Filer

Condensed Balance Sheets (USD $) In Thousands	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Current assets:
Cash and cash equivalents	$ 1,343	$ 5,326	$ 3,566
Accounts receivable, net of allowance of $0 in 2010 and 2009	60	14	158
Inventories	260	260	20
Prepaid expenses and other current assets	535	496	369
Total current assets	2,198	6,096	4,113
Equipment and leasehold improvements, net	61	82	138
Restricted cash	260	260	259
Purchased technology, net	718	838	1,077
Total assets	3,237	7,276	5,587
Current liabilities
Notes payable related party, including accrued interest and net of related discount	547	0	12,588
Accounts payable and accrued expenses	2,172	2,954	4,975
Derivative instruments:
Related party	5,517	17,293	3,205
Others	1,638	5,647	2,984
Contract termination liability, current	149	435	0
Restructuring charge, current	0	300	750
Other current liabilities	1,189	35	52
Total current liabilities	11,212	26,664	24,554
Notes payable, including accrued interest and net of related discount, related party	22,480	20,385	93
Deferred revenue	31,577	31,535	11,494
Derivative instrument, related party	6,895	11,166	4,591
Deferred lease liability and other liabilities	26	46	82
Total liabilities	72,190	89,796	40,814
Stockholders' deficit:
Common stock, $.01 par value; authorized 100,000,000 shares; issued 52,366,334 shares (52,076,602 outstanding) as of June 30, 2011 and issued 52,178,834 shares (51,889,102 outstanding) as December 31, 2010 and 42,360,133 shares (42,070,401 outstanding) in 2009	524	522	424
Additional paid-in-capital	402,577	401,853	392,335
Accumulated deficit	(468,102)	(480,943)	(424,034)
Common stock held in treasury, at cost; 289,732 shares	(3,952)	(3,952)	(3,952)
Total stockholders' deficit	(68,953)	(82,520)	(35,227)
Total liabilities and stockholders' deficit	$ 3,237	$ 7,276	$ 5,587

Condensed Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data	Jun. 30, 2011	Dec. 31, 2010	Dec. 31, 2009
Assets:
Accounts receivable, net of allowance		$ 0	$ 0
Stockholders' deficit:
Preferred stock, par value	$ 0.01	$ 0.01	$ 0.01
Preferred stock, shares authorized	1,000,000	1,000,000	1,000,000
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	100,000,000	100,000,000	100,000,000
Common stock, shares issued	52,366,334	52,178,834	42,360,133
Common stock, shares outstanding	52,076,602	51,889,102	42,070,401
Treasury stock, shares	289,732	289,732	289,732

Condensed Statement of Operations (Unaudited) (USD $) In Thousands, except Share data	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Condensed Statement of Operations [Abstract]
Net Sales		$ 39		$ 51	$ 100	$ 92	$ 251
Cost of goods sold					22	15
Gross profit					78	77	251
Costs and expenses:
Research and development	563	732	1,092	1,294	2,495	4,046	12,785
General and administrative	1,593	2,129	3,043	4,463	7,963	10,068	9,176
Gain on disposal of fixed assets				(1)	(1)	(789)	(135)
Restructuring costs				50	50	(356)	3,831
Depreciation and amortization	70	75	140	150	294	367	914
Contract termination expense					542
Expense from settlement of lawsuit		220		220	278	1,293
Total costs and expenses	2,226	3,156	4,275	6,176	11,621	14,629	26,571
Operating loss	(2,226)	(3,117)	(4,275)	(6,125)	(11,543)	(14,552)	(26,320)
Other non-operating income (expense):
Other income	45	2	68	5
Sale of patent					500	500	1,500
Sublease income						232	797
Investment and other income					252	131	371
Change in fair value of derivative instruments
Related party	4,310	(6,208)	16,046	(15,328)	(15,988)	(1,853)	1,085
Others	1,079	(2,424)	3,660	(7,271)	7,663	620	(1,135)
Interest expense
Related party	(1,362)	(794)	(2,642)	(859)	(3,201)	(82)	(2,428)
Others	(4)	(160)	(16)	(382)	(394)	(577)	(528)
Loss on extinguishment of debt		(17,014)		(17,014)	(17,014)
Financing fees		(1,858)		(1,858)	(1,858)
Total other non-operating income (expense)	4,068	(28,456)	17,116	(42,707)	(45,366)	(2,269)	1,932
Net income (loss)	$ 1,842	$ (31,573)	$ 12,841	$ (48,832)	$ (56,909)	$ (16,821)	$ (24,388)
Net income (loss) per share, basic	$ 0.04	$ (0.73)	$ 0.25	$ (1.14)
Net income (loss) per share, diluted	$ 0.03	$ (0.73)	$ 0.22	$ (1.14)
Net loss per share, basic and diluted					$ (1.23)	$ (0.49)	$ (0.8)
Weighted average shares outstanding, basic	52,076,602	43,338,432	52,064,171	42,711,367
Weighted average shares outstanding, diluted	54,924,355	43,338,432	62,900,927	42,711,367
Weighted average shares outstanding, basic and diluted					46,206,803	34,679,321	30,337,442

Condensed Statements of Cash Flows (Unaudited) (USD $) In Thousands	6 Months Ended		12 Months Ended
	Jun. 30, 2011	Jun. 30, 2010	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Cash flows from operating activities:
Net loss	$ 12,841	$ (48,832)	$ (56,909)	$ (16,821)	$ (24,388)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	140	150	294	367	914
Depreciation	20	30
Amortization	120	120
Non-cash interest expense:
Others	16	382	394	577	528
Change in fair value of derivative instruments	(19,706)	22,599
Non-cash interest expense	2,642	20,112	22,073	82	2,428
Change in fair value of derivative instruments
Related party	16,046	(15,328)	(15,988)	(1,853)	1,085
Others	3,660	(7,271)	7,663	620	(1,135)
Non-cash restructuring charges					1,040
Non-cash compensation	140	547	799	1,587	1,011
Gain on disposal of fixed assets		(1)	(1)	(789)	(135)
Changes in assets and liabilities excluding non-cash transactions:
(Increase) decrease in accounts receivable	(46)	120	145	73	60
Increase in inventories		(24)	(24)	(20)
(Increase) decrease in prepaid expenses and other current assets	(39)	(531)	(344)	(95)	710
Increase in deferred revenue	42	2,012	7,072	166	11,254
Increase (decrease) in accounts payable, accrued expenses and other	(1,066)	887	(1,554)	2,613	(513)
Decrease in deferred lease and other liabilities			(35)	(14)	(253)
Increase (decrease) in other current liabilities	1,154	(21)
Decrease in deferred lease liability	(21)	(17)
Increase (decrease) in restructuring charge	(300)	(150)	(450)	(2,130)	2,880
Total adjustments	(17,060)	45,683	52,020	4,890	17,704
Net cash used in operating activities	(4,219)	(3,149)	(4,889)	(11,931)	(6,684)
Cash flows from investing activities:
Proceeds from sale and maturity of investments					9,927
Equipment purchases					(109)
Increase in restricted cash			(1)	(4)	(9)
Proceeds from sale of fixed assets		1	1	989	138
Net cash provided by investing activities				985	9,947
Cash flows from financing activities:
Proceeds from notes payable			500
Payments on notes payable			(525)
Proceeds from exercise of stock options and warrants					13
Net proceeds from issuance of common stock and warrants			6,674	7,298
Net cash provided by financing activities			6,649	7,298	13
Net cash provided by financing activities - proceeds from exercise of warrants	236
Net decrease in cash and cash equivalents	(3,983)	(3,148)	1,760	(3,648)	3,276
Cash and cash equivalents, beginning of period	5,326	3,566	3,566	7,214	3,938
Cash and cash equivalents, end of period	1,343	418	5,326	3,566	7,214
Supplemental disclosure of cash flow information:
Interest paid			6
Non-cash investing and financing activities:
Issuance of liability warrants in connection with common stock offering			4,920	4,523
Exchange of debt as deferred revenue (Note 8 )		13,000	13,000
Common stock issued to settle accrued Directors compensation		11	10
Reclassification of derivative liability to equity upon exercise of warrants	$ 349

Statements of Stockholders' (Deficit) Equity (USD $) In Thousands, except Share data	Total	Common Stock	Additional Paid-in Capital	Accumulated Deficit	Accumulated Other Comprehensive (Loss) Income	Common Stock Held in Treasury
Beginning Balance at Dec. 31, 2007	$ (13,674)	$ 306	$ 399,282	$ (409,300)	$ (10)	$ (3,952)
Beginning Balance, shares at Dec. 31, 2007		30,626,660				289,732
Net loss	(24,388)			(24,388)
Unrealized loss on investments	10				10
Comprehensive loss	(24,378)
Sale of common stock under exercise of options	13		13
Sale of common stock under exercise of options, shares		4,150
Stock based compensation expense for employees	1,011		1,011
Ending Balance at Dec. 31, 2008	(37,028)	306	400,306	(433,688)	0	(3,952)
Ending Balance, shares at Dec. 31, 2008		30,630,810				289,732
Net loss	(16,821)			(16,821)
Cumulative effect of change in accounting principle - implementation of ASC 815-40-15-5 restated	14,260		(12,215)	26,475
Equity proceeds from issuance of common stock, net of share issuance expenses	2,775	118	2,657
Equity proceeds from issuance of common stock, net of share issuance expenses, shares		11,729,323
Stock based compensation expense for employees	1,532		1,532
Stock based compensation expense for directors	55		55
Ending Balance at Dec. 31, 2009	(35,227)	424	392,335	(424,034)	0	(3,952)
Ending Balance, shares at Dec. 31, 2009		42,360,133				289,732
Net loss	(56,909)			(56,909)
Issuance of common stock to directors	10		10
Issuance of common stock to directors, shares		13,674
Reclassification of derivative liability due to exercise of warrants	7,053		7,053
Exercise of warrants		28	(28)
Exercise of warrants, shares		2,809,971
Equity proceeds from issuance of common stock, net of share issuance expenses	1,754	70	1,684
Equity proceeds from issuance of common stock, net of share issuance expenses, shares		6,995,056
Stock based compensation expense for employees	723		723
Stock based compensation expense for directors	76		76
Ending Balance at Dec. 31, 2010	$ (82,520)	$ 522	$ 401,853	$ (480,943)	$ 0	$ (3,952)
Ending Balance, shares at Dec. 31, 2010		52,178,834				289,732

Nature of Operations, Risks and Uncertainties and Liquidity	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Nature of Operations, Risks and Uncertainties and Liquidity [Abstract]
Nature of Operations, Risks and Uncertainties and Liquidity
1. Nature of Operations and Liquidity
Nature of Operations. Emisphere Technologies, Inc. (“Emisphere,” “the Company,” “our,” “us,” or “we”) is a biopharmaceutical company that focuses on a unique and improved delivery of therapeutic molecules or nutritional supplements using its Eligen® Technology. These molecules are currently available or are under development.
Our core business strategy is to develop oral forms of drugs or nutrients that are not currently available or have poor bioavailability in oral form, by applying the Eligen® Technology to those drugs or nutrients. Our development efforts are conducted internally or in collaboration with corporate development partners. Typically, the drugs that we target are at an advanced stage of development, or have already received regulatory approval, and are currently available on the market.
Liquidity. As of June 30, 2011, we had approximately  $1.3 million in cash and cash equivalents, approximately  $9.0 million in working capital deficiency, a stockholders’ deficit of approximately  $69.0 million and an accumulated deficit of approximately  $468.1 million. Our operating loss for the three months ended June 30, 2011 was approximately  $2.2 million and  $4.3 million for the six months ended June 30, 2011.
On June 30, 2011, we entered into a securities purchase agreement with various institutional investors to sell an aggregate of 4,300,438 shares of our common stock and warrants to purchase a total of 3,010,306 shares of our common stock for gross proceeds, before deducting fees and expenses and excluding the proceeds, if any, from the exercise of the warrants of  $3,749,982 (the “2011 Private Placement”). The 2011 Private Placement closed on July 6, 2011. In connection with the 2011 Private Placement, we entered into a securities purchase agreement on the same date with MHR Fund Management LLC to sell an aggregate of 4,300,438 shares of our common stock and warrants to purchase a total of 3,010,306 shares of our common stock for gross proceeds, before deducting fees and expenses and excluding the proceeds, if any, from the exercise of the warrants of  $3,749,982 (the “2011 MHR Private Placement”). Simultaneous with closing the 2011 Private Placement, we closed the 2011 MHR Private Placement with MHR and certain of its affiliated investment funds. In connection with the 2011 Private Placement and the 2011 MHR Private Placement, we entered into a waiver agreement with MHR, pursuant to which MHR waived certain anti-dilution adjustment rights under its senior secured notes and certain warrants that would otherwise have been triggered by the 2011 Private Placement. As consideration for such waiver, we issued to MHR warrants to purchase 795,000 shares of our common stock and agreed to reimburse MHR for up to  $25,000 of its legal fees. In both the Private Placement and the MHR Private Placement (together, the “July 2011 Financing”), each unit, consisting of one share of common stock and a warrant to purchase 0.7 shares of common stock, were sold at a purchase price of  $0.872. All of the warrants issued in the July 2011 Financing are exercisable at an exercise price of  $1.09 per share and will expire on July 6, 2016.
We anticipate that we will continue to generate significant losses from operations for the foreseeable future, and that our business will require substantial additional investment that we have not yet secured. As such, we anticipate that our existing cash resources will enable us to continue operations through approximately April 2012, or earlier if unforeseen events arise that negatively affect our liquidity. Further, we have significant future commitments and obligations. These conditions raise substantial doubt about our ability to continue as a going concern. Consequently, the audit opinion issued by our independent registered public accounting firm relating to our financial statements for the year ended December 31, 2010 contained a going concern explanatory paragraph. We are pursuing new and enhanced collaborations and exploring other funding options, with the objective of minimizing dilution and disruption.
Our plan is to raise capital when needed and/or to pursue product partnering opportunities. We expect to continue to spend substantial amounts on research and development, including amounts spent on conducting clinical trials for our product candidates. Expenses will be partially offset with income-generating license agreements, if possible. Further, we will not have sufficient resources to develop fully any new products or technologies unless we are able to raise substantial additional financing on acceptable terms or secure funds from new or existing partners. We cannot assure that financing will be available when needed, or on favorable terms or at all. If additional capital is raised through the sale of equity or convertible debt securities, the issuance of such securities would result in dilution to our existing stockholders. Our failure to raise capital before April 2012 will adversely affect our business, financial condition and results of operations, and could force us to reduce or cease our operations. No adjustment has been made in the accompanying financial statements to the carrying amount and classification of recorded assets and liabilities should we be unable to continue operations.

1. Nature of Operations, Risks and Uncertainties and Liquidity
     Nature of Operations. Emisphere Technologies, Inc. (“Emisphere”, “our”, “us”, the “company” or “we”) is a biopharmaceutical company that focuses on our improved delivery of therapeutic molecules and pharmaceutical compounds using its Eligen® Technology. These molecules and compounds could be currently available or are in pre-clinical or clinical development.
     Our core business strategy is to develop oral forms of drugs that are not currently available or have poor bioavailability in oral form, either alone or with corporate partners, by applying the Eligen® Technology to those drugs. Typically, the drugs that we target have received regulatory approval, have demonstrated safety and efficacy, and are currently available on the market.
     Risks and Uncertainties. We have no prescription products currently approved for sale by the U.S. FDA. There can be no assurance that our research and development will be successfully completed, that any products developed will obtain necessary government regulatory approval or that any approved products will be commercially viable. In addition, we operate in an environment of rapid change in technology and are dependent upon the continued services of our current employees, consultants and subcontractors.
     Liquidity. As of December 31, 2010, we had approximately  $5.6 million in cash and restricted cash, approximately  $20.6 million in working capital deficiency, a stockholders’ deficit of approximately  $82.5 million and an accumulated deficit of approximately  $480.9 million. Our net loss and operating loss for the year ended December 31, 2010 was approximately  $56.9 million and  $11.5 million, respectively. Since our inception in 1986, we have generated significant losses from operations. We have limited capital resources and operations to date have been funded primarily with the proceeds from collaborative research agreements, public and private equity and debt financings and income earned on investments. We anticipate that we will continue to generate significant losses from operations for the foreseeable future, and that our business will require substantial additional investment that we have not yet secured. As such, we anticipate that our existing capital resources, without implementing cost reductions, raising additional capital, or obtaining substantial cash inflows from potential partners for our products, will enable us to continue operations through approximately June 2011 or earlier if unforeseen events arise that negatively affect our liquidity. Further, we have significant future commitments and obligations. These conditions raise substantial doubt about our ability to continue as a going concern.
     Our plan is to raise capital when needed and/or to pursue product partnering opportunities. We expect to continue to spend substantial amounts on research and development, including amounts spent on conducting clinical trials for our product candidates. Expenses will be partially offset with income-generating license agreements, if possible. Further, we will not have sufficient resources to develop fully any new products or technologies unless we are able to raise substantial additional financing on acceptable terms or secure funds from new or existing partners. We cannot assure that financing will be available when needed, or on favorable terms or at all. If additional capital is raised through the sale of equity or convertible debt securities, the issuance of such securities would result in dilution to our existing stockholders. Our failure to raise capital before June 2011 will adversely affect our business, financial condition and results of operations, and could force us to reduce or cease our operations. No adjustment has been made in the accompanying financial statements to the carrying amount and classification of recorded assets and liabilities should we be unable to continue operations.

Basis of Presentation	6 Months Ended
Jun. 30, 2011
Nature of Operations, Risks and Uncertainties and Liquidity [Abstract]
Basis of Presentation
2. Basis of Presentation
The condensed balance sheet at December 31, 2010 was derived from audited financial statements but does not include all disclosures required by accounting principles generally accepted in the United States of America. The other information in these condensed financial statements is unaudited but, in the opinion of management, reflects all adjustments necessary for a fair presentation of the results for the periods covered. All such adjustments are of a normal recurring nature unless disclosed otherwise. These condensed financial statements, including notes, have been prepared in accordance with the applicable rules of the Securities and Exchange Commission and do not include all of the information and disclosures required by accounting principles generally accepted in the United States of America for complete financial statements. These condensed financial statements should be read in conjunction with the financial statements and additional information as contained in our Annual Report on Form 10-K for the year ended December 31, 2010.

Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2010
Summary of Significant Accounting Policies [Abstract]
Summary of Significant Accounting Policies
2. Summary of Significant Accounting Policies
     Use of Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the U.S. involves the use of estimates and assumptions that affect the recorded amounts of assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses and performance period for revenue recognition. Actual results may differ substantially from these estimates. Significant estimates include the fair value and recoverability of the carrying value of purchased technology, recognition of on-going clinical trial costs, estimated costs to complete research collaboration projects, accrued expenses, the variables and method used to calculate stock-based compensation, derivative instruments and deferred taxes.
     Concentration of Credit Risk. Financial instruments, which potentially subject us to concentrations of credit risk, consist of cash, cash equivalents, restricted cash and investments. We invest excess funds in accordance with a policy objective seeking to preserve both liquidity and safety of principal. We generally invest our excess funds in obligations of the U.S. government and its agencies, bank deposits, money market funds, and investment grade debt securities issued by corporations and financial institutions. We hold no collateral for these financial instruments.
     Cash, Cash Equivalents, and Investments. We consider all highly liquid, interest-bearing instruments with original maturity of three months or less when purchased to be cash equivalents. Cash and cash equivalents may include demand deposits held in banks and interest bearing money market funds. Our investment policy requires that commercial paper be rated A-1, P-1 or better by either Standard and Poor’s Corporation or Moody’s Investor Services or another nationally recognized agency and that securities of issuers with a long-term credit rating must be rated at least “A” (or equivalent). As of December 31, 2010, we held no investments.
     Inventory. Inventories are stated at the lower of cost or market determined by the first in, first out method.
     Equipment and Leasehold Improvements. Equipment and leasehold improvements are stated at cost. Depreciation and amortization are provided on a straight-line basis over the estimated useful life of the asset. Leasehold improvements are amortized over the term of the lease or useful life of the improvements, whichever is shorter. Expenditures for maintenance and repairs that do not materially extend the useful lives of the respective assets are charged to expense as incurred. The cost and accumulated depreciation or amortization of assets retired or sold are removed from the respective accounts and any gain or loss is recognized in operations.
     Purchased Technology. Purchased technology represents the value assigned to patents and the right to use, sell or license certain technology in conjunction with our proprietary carrier technology that were acquired from Ebbisham Ltd. These assets are utilized in various research and development projects. Such purchased technology is being amortized on a straight line basis over 15 years, until 2014, which represents the average life of the patents acquired.
     Impairment of Long-Lived Assets. In accordance with FASB ASC 360-10-35, we review our long-lived assets, including purchased technology, for impairment whenever events and circumstances indicate that the carrying value of an asset might not be recoverable. An impairment loss, measured as the amount by which the carrying value exceeds the fair value, is recognized if the carrying amount exceeds estimated undiscounted future cash flows.
     Deferred Lease Liability. Our leases provide for rental holidays and escalations of the minimum rent during the lease term, as well as additional rent based upon increases in real estate taxes and common maintenance charges. We record rent expense from leases with rental holidays and escalations using the straight-line method, thereby prorating the total rental commitment over the term of the lease. Under this method, the deferred lease liability represents the difference between the minimum cash rental payments and the rent expense computed on a straight-line basis.
     Revenue Recognition. We recognize revenue in accordance with FASB ASC 605-10-S99, Revenue Recognition. Revenue includes amounts earned from sales of our oral Eligen® B12 (100 mcg) product, collaborative agreements and feasibility studies. Revenue earned from the sale of oral Eligen® B12 (100 mcg) was recognized when the product was shipped, when all revenue recognition criteria were met in accordance with Staff Accounting Bulletin No. 104 , “Revenue Recognition” (codified under ASC 605 “Revenue Recognition”). Our distributor agreement for the marketing, distribution and sale of oral Eligen® B12 (100 mcg) with Quality Vitamins and Supplements, Inc. was terminated during the third quarter, 2010. Revenue earned from collaborative agreements and feasibility studies is comprised of reimbursed research and development costs, as well as upfront and research and development milestone payments. Deferred revenue represents payments received which are related to future performance. Revenue from feasibility studies, which are typically short term in nature, is recognized upon delivery of the study, provided that all other revenue recognition criteria are met.
     Revenue from collaboration agreements are recognized using the proportional performance method provided that we can reasonably estimate the level of effort required to complete our performance obligations under an arrangement and such performance obligations are provided on a best effort basis and based on “expected payments.” Under the proportional performance method, periodic revenue related to nonrefundable cash payments is recognized as the percentage of actual effort expended to date as of that period to the total effort expected for all of our performance obligations under the arrangement. Actual effort is generally determined based upon actual hours incurred and include R&D activities performed by us and time spent for JSC activities. Total expected effort is generally based upon the total R&D and JSC hours incorporated into the project plan that is agreed to by both parties to the collaboration. Significant management judgments and estimates are required in determining the level of effort required under an arrangement and the period over which we expect to complete the related performance obligations. Estimates of the total expected effort included in each project plan are based on historical experience of similar efforts and expectations based on the knowledge of scientists for both the Company and its collaboration partners. The Company periodically reviews and updates the project plan for each collaborative agreement. The most recent reviews took place in January 2011. In the event that a change in estimate occurs, the change will be accounted for using the cumulative catch-up method which provides for an adjustment to revenue in the current period. Estimates of our level of effort may change in the future, resulting in a material change in the amount of revenue recognized in future periods.
     Generally under collaboration arrangements, nonrefundable payments received during the period of performance may include time- or performance-based milestones. The proportion of actual performance to total expected performance is applied to the “expected payments” in determining periodic revenue. However, revenue is limited to the sum of (i) the amount of nonrefundable cash payments received and (ii) the payments that are contractually due but have not yet been paid.
     With regard to revenue recognition in connection with development and license agreements that include multiple deliverables; Emisphere’s management reviews the relevant terms of the agreements and determines whether such deliverables should be accounted for as a single unit of accounting in accordance with FASB ASC 605-25, Multiple-Element Arrangements. If it is determined that a delivered license and Eligen® Technology do not have stand-alone value and Emisphere does not have objective evidence of fair value of the undelivered Eligen® Technology or the manufacturing value of all the undelivered items, then such deliverables are accounted for as a single unit of accounting and any payments received pursuant to such agreement, including any upfront or development milestone payments and any payments received for support services, will be deferred and included in deferred revenue within our balance sheet until such time as management can estimate when all of such deliverables will be delivered, if ever. Management reviews and reevaluates such conclusions as each item in the arrangement is delivered and circumstances of the development arrangement change. See Note 13 for more information about the Company’s accounting for revenue from specific development and license agreements.
     Research and Development and Clinical Trial Expenses. Research and development expenses include costs directly attributable to the conduct of research and development programs, including the cost of salaries, payroll taxes, employee benefits, materials, supplies, maintenance of research equipment, costs related to research collaboration and licensing agreements, the cost of services provided by outside contractors, including services related to our clinical trials, clinical trial expenses, the full cost of manufacturing drug for use in research, pre-clinical development, and clinical trials. All costs associated with research and development are expensed as incurred.
     Clinical research expenses represent obligations resulting from our contracts with various research organizations in connection with conducting clinical trials for our product candidates. We account for those expenses on an accrual basis according to the progress of the trial as measured by patient enrollment and the timing of the various aspects of the trial. Accruals are recorded in accordance with the following methodology: (i) the costs for period expenses, such as investigator meetings and initial start-up costs, are expensed as incurred based on management’s estimates, which are impacted by any change in the number of sites, number of patients and patient start dates; (ii) direct service costs, which are primarily ongoing monitoring costs, are recognized on a straight-line basis over the life of the contract; and (iii) principal investigator expenses that are directly associated with recruitment are recognized based on actual patient recruitment. All changes to the contract amounts due to change orders are analyzed and recognized in accordance with the above methodology. Change orders are triggered by changes in the scope, time to completion and the number of sites. During the course of a trial, we adjust our rate of clinical expense recognition if actual results differ from our estimates.
     Income Taxes. Deferred tax liabilities and assets are recognized for the expected future tax consequences of events that have been included in the financial statements or tax returns. These liabilities and assets are determined based on differences between the financial reporting and tax basis of assets and liabilities measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance is recognized to reduce deferred tax assets to the amount that is more likely than not to be realized. In assessing the likelihood of realization, management considered estimates of future taxable income.
     Stock-Based Employee Compensation. We recognize expense for our share-based compensation based on the fair value of the awards at the time they are granted. We estimate the value of stock option awards on the date of grant using the Black-Scholes model. The determination of the fair value of share-based payment awards on the date of grant is affected by our stock price as well as assumptions regarding a number of complex and subjective variables. These variables include our expected stock price volatility over the term of the awards, expected term, risk-free interest rate, expected dividends and expected forfeiture rates. The forfeiture rate is estimated using historical option cancellation information, adjusted for anticipated changes in expected exercise and employment termination behavior. Our outstanding awards do not contain market or performance conditions therefore we have elected to recognize share-based employee compensation expense on a straight-line basis over the requisite service period.
     Fair Value of Financial Instruments. The carrying amounts for cash, cash equivalents, accounts payable, and accrued expenses approximate fair value because of their short-term nature. We estimated the fair value of the MHR Convertible Notes, which are due on September 26, 2012 as of June 4, 2010 when the MHR Convertible Notes were restructured to account for incremental compensation in connection with the Novartis Agreement by calculating the present value of future cash flows discounted at a market rate of return for a comparable debt instrument. At December 31, 2010, the carrying value of the notes payable and accrued interest was  $19.9 million. See Note 8 for further discussion of the notes payable.
     Derivative Instruments. Derivative instruments consist of common stock warrants, and certain instruments embedded in the certain Notes payable and related agreements. These financial instruments are recorded in the balance sheets at fair value as liabilities. Changes in fair value are recognized in earnings in the period of change.
     Effective January 1, 2009, the Company adopted the provisions of the Financial Accounting Standards Board Accounting Codification Topic 815-40-15-5, Evaluating Whether an Instrument Involving a Contingency is Considered Indexed to an Entity’s Own Stock (“FASB ASC 815-40-15-5”). FASB ASC 815-40-15-5 provides guidance in assessing whether an equity-linked financial instrument (or embedded feature) is indexed to an entity’s own stock for purposes of determining whether the equity linked instrument (or embedded feature) qualifies as a derivative instrument. We determined that the conversion feature of our MHR Convertible Notes and certain of our warrants contain features that that are not indexed to our own stock and therefore, were classified as a derivative instrument. Upon adoption, we recognized and recorded a cumulative effect of a change in accounting principle of  $26.5 million. The cumulative adjustment included a decrease in Notes payable of approximately  $18.2 million, a decrease in deferred financing fees of approximately  $0.4 million, an increase in derivative instruments of approximately  $3.5 million and the balance was a reduction in stockholders’ deficit.
     For comparability purposes, the following table sets forth the effects of the adoption of FASB ASC 815-40-15-5 on net loss and loss per share for the year ended December 31, 2008:

	As Reported	Pro Forma (unaudited)
	December 31, 2008	December 31, 2008
	(In thousands, except per	(In thousands, except
	share amounts)	per share amounts)
Net loss	$(24,388)	$(16,465)

Net loss per share, basic	$(0.80)	$(0.54)

Net loss per share, dilutive	$(0.80)	$(0.54)

     Comprehensive Loss. Comprehensive loss represents the change in net assets of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive loss includes net loss adjusted for the change in net unrealized gain or loss on marketable securities. The disclosures required by FASB ASC 220-10-45, Reporting Comprehensive Income for the year ended December 31, 2008 has been included in the statements of stockholders’ equity (deficit). There are no differences between comprehensive loss and net loss for the years ended December 31, 2010 and 2009.
     Exit activities. We have adopted FASB ASC 420-10-05, Exit or Disposal Cost Obligations. This Standard addresses financial accounting and reporting for costs associated with exit or disposal activities. This Standard requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. This Standard also establishes that fair value is the objective for initial measurement of the liability. This Standard specifies that a liability for a cost associated with an exit or disposal activity is incurred when the definition of a liability is met, and that fair value is the measurement at the exit, disposal or cease use date.
     Fair Value Measurements. The authoritative guidance for fair value measurements defines fair value as the exchange price that would be received an asset or paid to transfer a liability (an exit price) in the principal or the most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. Market participants are buyers and sellers in the principal market that are (i) independent, (ii) knowledgeable, (iii) able to transact, and (iv) willing to transact. The guidance describes a fair value hierarchy based on the levels of inputs, of which the first two are considered observable and the last unobservable, that may be used to measure fair value which are the following:
•	Level 1 — Quoted prices in active markets for identical assets or liabilities
•	Level 2 — Inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or corroborated by observable market data or substantially the full term of the assets or liabilities
•	Level 3 — Unobservable inputs that are supported by little or no market activity and that are significant to the value of the assets or liabilities
Future Impact of Recently Issued Accounting Standards
     In December 2010, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2010-29, “Business Combinations (ASC Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations.” The amendments in this ASU affect any public entity as defined by ASC Topic 805 that enters into business combinations that are material on an individual or aggregate basis. The amendments in this ASU specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. Early adoption is permitted. The Company does not expect adoption of ASU 2010-29 to have a material impact on the Company’s results of operations or financial condition.
     In December 2010, the FASB issued ASU 2010-28, “Intangibles — Goodwill and Other (ASC Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” The amendments in this ASU modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with the existing guidance and examples, which require that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. For public entities, the amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. Early adoption is not permitted. The Company does not expect the adoption of ASU 2010-28 to have a material impact on the Company’s results of operations or financial condition.
     In April 2010, the FASB issued ASU 2010-17, Revenue Recognition — Milestone Method (“ASU 2010-17”). ASU 2010-17 provides guidance on the criteria that should be met for determining whether the milestone method of revenue recognition is appropriate. A vendor can recognize consideration that is contingent upon achievement of a milestone in its entirety as revenue in the period in which the milestone is achieved only if the milestone meets all criteria to be considered substantive. The following criteria must be met for a milestone to be considered substantive. The consideration earned by achieving the milestone should (i) be commensurate with either the level of effort required to achieve the milestone or the enhancement of the value of the item delivered as a result of a specific outcome resulting from the vendor’s performance to achieve the milestone; (ii) be related solely to past performance; and (iii) be reasonable relative to all deliverables and payment terms in the arrangement. No bifurcation of an individual milestone is allowed and there can be more than one milestone in an arrangement. Accordingly, an arrangement may contain both substantive and non-substantive milestones. ASU 2010-17 is effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. Management evaluated the potential impact of ASU 2010-17 and does not expect its adoption to have a material effect on the Company’s results of operations or financial condition.
     In January 2010, the FASB issued ASU 2010-06, Improving Disclosures about Fair Value Measurements. ASU 2010-06 amends ASC 820 to require a number of additional disclosures regarding fair value measurements. The amended guidance requires entities to disclose the amounts of significant transfers between Level 1 and Level 2 of the fair value hierarchy and the reasons for these transfers, the reasons for any transfers in or out of Level 3, and information in the reconciliation of recurring Level 3 measurements about purchases, sales, issuances and settlements on a gross basis. The ASU also clarifies the requirements for entities to disclose information about both the valuation techniques and inputs used in estimating Level 2 and Level 3 fair value measurements. The amended guidance is effective for interim and annual financial periods beginning after December 15, 2009. The adoption of ASU 2010-06 did not have a significant effect on the Company’s financial statements.
     In October 2009, the FASB issued ASU 2009-13, Multiple-Deliverable Revenue Arrangements, (amendments to FASB ASC Topic 605, Revenue Recognition ) (“ASU 2009-13”). ASU 2009-13 requires entities to allocate revenue in an arrangement using estimated selling prices of the delivered goods and services based on a selling price hierarchy. The amendments eliminate the residual method of revenue allocation and require revenue to be allocated using the relative selling price method. ASU 2009-13 should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. The Company does not expect adoption of ASU 2009-13 to have a material impact on the Company’s results of operations or financial condition.
     In October 2009, the FASB issued ASU 2009-15, Accounting for Own-Share Lending Arrangements in Contemplation of Convertible Debt Issuance or Other Financing, (“ASU-2009-15”), which provides guidance for accounting and reporting for own-share lending arrangements issued in contemplation of a convertible debt issuance. At the date of issuance, a share-lending arrangement entered into on an entity’s own shares should be measured at fair value in accordance with Topic 820 and recognized as an issuance cost, with an offset to additional paid-in capital. Loaned shares are excluded from basic and diluted earnings per share unless default of the share-lending arrangement occurs. The amendments also require several disclosures including a description and the terms of the arrangement and the reason for entering into the arrangement. The effective dates of the amendments are dependent upon the date the share-lending arrangement was entered into and include retrospective application for arrangements outstanding as of the beginning of fiscal years beginning on or after December 15, 2009. The adoption of ASU 209-15 did not have a material impact on the Company’s results of operations or financial condition.
     Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Stock-Based Compensation Plans	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Stock-Based Compensation Plans [Abstract]
Stock-Based Compensation Plans
3. Stock-Based Compensation Plans
On April 20, 2007, the stockholders of the Company approved the 2007 Stock Award and Incentive Plan (the “2007 Plan”). The 2007 Plan provides for grants of options, stock appreciation rights, restricted stock, deferred stock, bonus stock and awards in lieu of obligations, dividend equivalents, other stock-based awards and performance awards to executive officers and other employees of the Company, and non-employee directors, consultants and others who provide substantial service to us. The 2007 Plan provides for the issuance of an aggregate 3,275,334 shares as follows: 2,500,000 new shares, 374,264 shares remaining and transferred from the Company’s 2000 Stock Option Plan (the “2000 Plan”) (which was then replaced by the 2007 Plan) and 401,070 shares remaining and transferred from the Company’s Stock Option Plan for Outside Directors (the “Directors Stock Plan”). In addition, shares canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the award, or otherwise terminated under the 2000 Plan will become available for issuance under the 2007 Plan.
Prior to the adoption of the 2007 Plan, the Company granted stock-based compensation to employees under the 2000 Plan and the 2002 Broad Based Plan (the “2002 Plan”), and to non-employee directors under the Directors Stock Plan. The Company also has grants outstanding under various expired and terminated stock plans, including the 1991 Stock Option Plan, the 1995 Non-Qualified Stock Option Plan, the Deferred Directors Compensation Stock Plan and Non-Plan Options. In January 2007, the Directors Stock Plan expired.
As of June 30, 2011, shares available for future grants under the Plans amounted to 1,587,648.
Total compensation expense recorded during the six months ended June 30, 2011 for share-based payment awards was  $0.14 million, of which  $0.03 million is included in research and development and  $0.11 million is included in general and administrative expenses in the condensed statement of operations for the six months ended June 30, 2011. Total compensation expense recorded during the six months ended June 30, 2010 for share-based payment awards was  $0.55 million, of which  $0.06 million is included in research and development and  $0.49 million is included in general and administrative expenses in the condensed statement of operations for the six months ended June 30, 2010. At June 30, 2011, total unrecognized estimated compensation expense related to non-vested stock options granted prior to that date was  $0.4 million, which is expected to be recognized over a weighted-average period of approximately two years. No options were exercised in the six months ended June 30, 2011 or 2010. No tax benefit was realized due to a continued pattern of operating losses.
During the six months ended June 30, 2011, the Company granted no options. On July 15, 2011, the Company granted 20,000 in options to Gary Riley and 30,000 options to Michael Garone.

12. Stock-Based Compensation Plans
     Total compensation expense recorded during the years ended December 31, 2010, 2009 and 2008 for share-based payment awards was  $0.8 million,  $1.6 million and  $1.0 million, respectively, of which  $0.1 million,  $0.1 million and  $0.4 million is recorded in research and development and  $0.7 million,  $1.5 million and  $0.6 million is recorded in general and administrative expenses in the statement of operations. At December 31, 2010, total unrecognized estimated compensation expense related to non-vested stock options granted prior to that date was approximately  $0.6 million, which is expected to be recognized over a weighted-average period of 2.2 years. No tax benefit was realized due to a continued pattern of operating losses. We have a policy of issuing new shares to satisfy share option exercises. There were no options exercised during the years ended December 31, 2010 and 2009. Cash received from options exercised totaled  $0.01 million for the year ended December 31, 2008.
     Using the Black-Scholes model, we have estimated our stock price volatility using the historical volatility in the market price of our common stock for the expected term of the option. The risk-free interest rate is based on the yield curve of U.S. Treasury STRIP securities for the expected term of the option. We have never paid cash dividends and do not intend to pay cash dividends in the foreseeable future. Accordingly, we assumed a 0% dividend yield. The forfeiture rate is estimated using historical option cancellation information, adjusted for anticipated changes in expected exercise and employment termination behavior. Forfeiture rates and the expected term of options are estimated separately for groups of employees that have similar historical exercise behavior. The ranges presented below are the result of certain groups of employees displaying different behavior.
     The following weighted-average assumptions were used for grants made under the stock option plans for the years ended December 31, 2010, 2009 and 2008:

	2010
	Directors	Executives	Employees
Expected volatility	95.5%	85.7%	85.7%
Expected term	6.8 years	6.8 years	6.8 years
Risk-free interest rate	2.17%	3.14%	3.20%
Dividend yield	0%	0%	0%
Annual forfeiture rate	14.5%	14.5%	14.5%

	2009
	Directors	Executives	Employees
Expected volatility	87.8%	87.8%	87.9%
Expected term	6.8 years	6.8 years	6.8 years
Risk-free interest rate	3.19%	3.14%	2.9%
Dividend yield	0%	0%	0%
Annual forfeiture rate	5%	5%	5%

	2008
	Directors	Executives	Employees
Expected volatility	84.9%	85.0%	85.0%
Expected term	10 years	10 years	10 years
Risk-free interest rate	3.89%	3.89%	3.89%
Dividend yield	0%	0%	0%
Annual forfeiture rate	5%	5%	5%
     Stock Option Plans. On April 20, 2007, the stockholders approved the 2007 Stock Award and Incentive Plan (the “2007 Plan”). The 2007 Plan provides for grants of options, stock appreciation rights, restricted stock, deferred stock, bonus stock and awards in lieu of obligations, dividend equivalents, other stock based awards and performance awards to executive officers and other employees of the Company, and non-employee directors, consultants and others who provide substantial service to us. The 2007 Plan provides for the issuance of 3,275,334 shares as follows: 2,500,000 new shares, 374,264 shares remaining and transferred from the Company’s 2000 Stock Option Plan (the “2000 Plan”) (which was then replaced by the 2007 Plan) and 401,070 shares remaining and transferred from the Company’s Stock Option Plan for Outside Directors (the “Directors Stock Plan”). In addition, shares cancelled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number underlying the award, or otherwise terminated under the 2000 Plan will become available for issuance under the 2007 Plan, once registered. As of December 31, 2010 1,278,558 shares remain available for issuance under the 2007 Plan. Generally, the options vest at the rate of 20% per year and expire within a five-to-ten-year period, as determined by the compensation committee of the Board of Directors and as defined by the Plans.
     The Company’s other active Stock Option Plan is the 2002 Broad Based Plan (the “2002 Plan”). Under the 2002 Plan, a maximum of 160,000 shares are authorized for issuance to employees in the form of either incentive stock options (“ISOs”), as defined by the Internal Revenue Code, or non-qualified stock options, which do not qualify as ISOs. As of December 31, 2010, 153,590 shares remain available for issuance under the 2002 Plan.
     The Company also has grants outstanding under various expired and terminated Stock Option Plans, including the 1991 Stock Option Plan (the “1991 Plan”), the 1995 Non-Qualified Stock Option Plan (the “1995 Plan”) and the 2000 Plan. Under our 1991, 1995 and 2000 Plans a maximum of 2,500,000, 2,550,000 and 1,945,236 shares of our common stock, respectively, were available for issuance. The 1991 Plan was available to employees and consultants; the 2000 Plan was available to employees, directors and consultants. The 1991 Plan and 2000 Plan provide for the grant of either ISOs, as defined by the Internal Revenue Code, or non-qualified stock options, which do not qualify as ISOs. The 1995 Plan provides for grants of non-qualified stock options to officers and key employees. Generally, the options vest at the rate of 20% per year and expire within a five- to ten-year period, as determined by the compensation committee of the Board of Directors and as defined by the Plans.
     Transactions involving stock options awarded under the Plans described above during the years ended December 31, 2010, 2009 and 2008 are summarized as follows:

			Weighted
			Average
		Weighted	Remaining
	Number of	Average	Contractual	Aggregate
	Shares	Exercise Price	Term in Years	Intrinsic Value
				(In thousands)
Outstanding at December 31, 2007	2,867,876	$8.73	6.4
Granted	133,600	$2.84
Expired	(300,087)	$12.72
Forfeited	(664,385)	$8.75
Exercised	(4,150)	$3.04		$3

Outstanding at December 31, 2008	2,032,854	$8.30	6.7
Granted	1,041,000	$0.86
Expired	(12,643)	$14.63
Forfeited	(326,475)	$3.88

Outstanding at December 31, 2009	2,734,736	$6.29	6.8	$51
Granted	662,750	$1.41
Expired	(183,500)	$37.99
Forfeited	(48,120)	$1.31

Outstanding at December 31, 2010	3,165,866	$3.51	6.9	$46

Vested and exercisable at December 31, 2010	2,367,037	$4.22	6.2	$13

Vested and expected to vest at December 31, 2010	2,906,445	$3.70	6.7	$42

     The weighted-average grant date fair value of options granted during the years ended December 31, 2010, 2009 and 2008 was  $1.26,  $0.92 and  $2.16, respectively.
     Outside Directors’ Plan. We previously issued options to outside directors who are neither officers nor employees of Emisphere nor holders of more than 5% of our common stock under the Directors Stock Plan. As amended, a maximum of 725,000 shares of our common stock were available for issuance under the Outside Directors’ Plan in the form of options and restricted stock. The Directors Stock Plan expired on January 29, 2007. Options and restricted stock are now granted to directors under the 2007 Plan discussed above.
     Transactions involving stock options awarded under the Directors Stock Plan during the years ended December 31, 2010, 2009 and 2008 are summarized as follows:

			Weighted
			Average
		Weighted	Remaining
	Number of	Average	Contractual	Aggregate
	Shares	Exercise Price	Term in Years	Intrinsic Value
				(In thousands)
Outstanding at December 31, 2007	156,000	$13.38	5.0
Expired	—	—

Outstanding at December 31, 2008	156,000	$13.38	4.0
Expired	(35,000)	$4.23

Outstanding at December 31, 2009	121,000	$15.59	2.7
Expired	(21,000)	$41.06

Outstanding at December 31, 2010	100,000	$10.24	2.2

Vested and Exercisable at December 31, 2010	100,000	$10.24	2.2	$—

     Directors’ Deferred Compensation Stock Plan. The Directors’ Deferred Compensation Stock Plan (the “Directors’ Deferred Plan”) ceased as of May 2004. Under the Director’s Deferred Plan, directors who were neither officers nor employees of Emisphere had the option to elect to receive one half of the annual Board of Directors’ retainer compensation, paid for services as a Director, in deferred common stock. An aggregate of 25,000 shares of our common stock has been reserved for issuance under the Directors’ Deferred Plan. During the years ended December 31, 2004 and 2003, the outside directors earned the rights to receive an aggregate of 1,775 shares and 2,144 shares, respectively. Under the terms of the Directors’ Deferred Plan, shares are to be issued to a director within six months after he or she ceases to serve on the Board of Directors. We recorded as an expense the fair market value of the common stock issuable under the plan. As of December 31, 2010, there are 3,122 shares issuable under this plan. No grants were awarded in 2010, 2009 and 2008, and none were outstanding as of December 31, 2010.
     Non-Plan Options. Our Board of Directors has granted options (“Non-Plan Options”), which are currently outstanding for the accounts of two consultants. The Board of Directors determines the number and terms of each grant (option exercise price, vesting, and expiration date).
     Transactions involving awards of Non-Plan Options during the year ended December 31, 2010, 2009 and 2008 are summarized as follows:

			Weighted
			Average
		Weighted	Remaining
	Number of	Average	Contractual	Aggregate
	Shares	Exercise Price	Term in Years	Intrinsic Value
				(In thousands)
Outstanding at December 31, 2007	20,000	$14.84	4.3
Expired	—	—

Outstanding at December 31, 2008	20,000	$14.84	3.3
Expired	(10,000)	$26.05

Outstanding at December 31, 2009	10,000	$3.64	2.0
Expired	—	—

Outstanding at December 31, 2010	10,000	$3.64	2.0

Vested and Exercisable at December 31, 2010	10,000	$3.64	2.0	$—

Inventories	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Inventories [Abstract]
Inventories
4. Inventories
Inventories are stated at the lower of cost or market determined by the first in, first out method. Inventories consist principally of finished goods at June 30, 2011 and December 31, 2010.
3. Inventories Inventories consist of the following:

	December 31,
	2010	2009
	(In thousands)
Work in process	$260	$5
Finished goods	—	15

	$260	$20

Prepaid Expenses and Other Current Assets	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Prepaid Expenses and Other Current Assets [Abstract]
Prepaid Expenses and Other Current Assets
5. Prepaid Expenses and Other Current Assets
Prepaid expenses and other current assets consist of the following:

	June 30,	December 31,
	2011	2010
	(in thousands)
Prepaid corporate insurance	$85	$41
Deposit on inventory	420	420
Prepaid expenses and other current assets	30	35

	$535	$496

4. Prepaid Expenses and Other Current Assets
     Prepaid expenses and other current assets consist of the following:

	December 31,
	2010	2009
	(In thousands)
Prepaid corporate insurance	$41	$44
Deposit on inventory	420	215
Prepaid expenses and other current assets	35	110

	$496	$369

Fixed Assets	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Fixed Assets [Abstract]
Fixed Assets
6. Fixed Assets
Equipment and leasehold improvements, net, consists of the following:

	Useful Lives	June 30,	December 31,
	in Years	2011	2010
		(in thousands)
Equipment	3-7	$1,370	$1,370
Leasehold improvements	Term of lease	61	61

		1,431	1,431
Less, accumulated depreciation and amortization		1,370	1,349

Equipment and leasehold improvements, net		$61	$82

5. Fixed Assets
     Tarrytown Facility. On December 8, 2008, we decided to close our research and development facilities in Tarrytown, NY to reduce costs and improve operating efficiency. As of December 8, 2008 we ceased using approximately 85% of the facilities which resulted in a restructuring charge of approximately  $3.8 million in the fourth quarter, 2008. As a result, the Company wrote down the value of approximately  $1.0 million (net) in leasehold improvements related to the Tarrytown facility no longer in use as of December 31, 2008. In addition, the useful lives of approximately  $0.2 million in leasehold improvements were shortened because we ceased using the facilities on January 29, 2009 resulting in an accelerated charge to amortization expense for 2008 of approximately  $0.1 million. Please refer to Footnote 16 “Commitments and Contingencies” for more information on this subject.
     Fixed Assets. Equipment and leasehold improvements, net, consists of the following:

	December 31,
	Useful Lives In Years	2010	2009
	(In thousands)
Equipment	3-7	$1,370	$1,370
Leasehold improvements	Term of lease	61	61

		1,431	1,431
Less, accumulated depreciation and amortization		1,349	1,293

		$82	$138

     Depreciation expense for the years ended December 31, 2010, 2009 and 2008, was  $0.1 million,  $0.1 million and  $0.7 million, respectively.
     In 2009, in connection with the closure of our Tarrytown facility, we abandoned leasehold improvements with a historical cost of  $2.95 million and accumulated amortization of  $2.85 million. We also abandoned equipment with a historical cost of  $2.86 million and accumulated depreciation of  $2.84. Additionally, during 2009, we sold equipment with a historical cost of  $4.84 million and accumulated depreciation of  $4.76 million for  $0.99 million. The effect of these abandonments and sales was a gain of  $0.79 million.

Purchased Technology	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Purchased Technology [Abstract]
Purchased Technology
7. Purchased Technology
Purchased technology represents the value assigned to patents and the rights to utilize, sell or license certain technology in conjunction with our proprietary carrier technology. These assets are utilized in various research and development projects. Purchased technology is amortized over a period of 15 years, which represents the average life of the patents.

	June 30,	December 31,
	2011	2010
	(in thousands)
Gross carrying amount	$4,533	$4,533
Less, accumulated amortization	3,815	3,695

Net book value	$718	$838

Amortization expense for the purchased technology is approximately  $60 thousand per quarter in 2011 and in the remaining years through 2014.

6. Purchased Technology
     The carrying value of the purchased technology is comprised as follows:

	December 31,
	2010	2009
	(In thousands)
Gross carrying amount	$4,533	$4,533
Less, accumulated amortization	3,695	3,456

Net book value	$838	$1,077

     Annual amortization of purchased technology was  $0.2 million for 2010, 2009 and 2008 and is estimated to be  $0.2 million for the years ended 2011 through 2013 and  $0.1 million in 2014.

Accounts Payable and Accrued Expenses	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Accounts Payable and Accrued Expenses [Abstract]
Accounts Payable and Accrued Expenses
8. Accounts Payable and Accrued Expenses
Accounts payable and accrued expenses consist of the following:

	June 30,	December 31,
	2011	2010
	(In thousands)
Accounts payable and other accrued expenses	$1,756	$2,201
Accrued bonus	—	300
Accrued legal, professional fees and other	300	375
Accrued vacation	77	69
Clinical trial expenses and contract research	39	9

	$2,172	$2,954

7. Accounts Payable and Accrued Expenses
     Accounts payable and accrued expenses consist of the following:

	December 31,
	2010	2009
	(In thousands)
Accounts payable	$2,201	$1,979
Accrued cost of lawsuit	—	2,333
Accrued bonus	300	150
Accrued legal, professional fees and other	375	302
Accrued vacation	69	81
Clinical trial expenses and contract research	9	130

	$2,954	$4,975

Other Current Liabilities	6 Months Ended
Jun. 30, 2011
Other Current Liabilities [Abstract]
Other Current Liabilities
9. Other Current Liabilities
At June 30, 2011, other current liabilities included  $1.15 million deposits related to the future private placement of the Company’s common stock to certain institutional investors at a purchase price of  $0.872 per unit, with each unit consisting of one share of common stock and one warrant to purchase 0.7 shares of common stock. As of July 6, 2011 we had closed the private placement, and the  $1.15 million deposit was reclassified as equity.

Notes Payable and Restructuring of Debt	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Notes Payable and Restructuring of Debt [Abstract]
Notes Payable and Restructuring of Debt
10. Notes Payable
     Notes payable consist of the following:

	June 30,	December 31,
	2011	2010
	(in thousands)
MHR Convertible Notes	$22,480	$19,864
MHR Promissory Notes	547	521

	$23,027	$20,385

MHR Convertible Notes. On September 26, 2005, we received net proceeds of approximately  $12.9 million under a  $15 million secured loan agreement (the “Loan Agreement”) executed with MHR Fund Management LLC (together with its affiliates, “MHR”). Under the Loan Agreement, MHR requested, and on May 16, 2006, we effected, the exchange of the loan from MHR for senior secured convertible notes (the “MHR Convertible Notes”) with substantially the same terms as the Loan Agreement, except that the MHR Convertible Notes are convertible, at the sole discretion of MHR, into shares of our common stock at a price per share of  $3.78. As of June 30, 2011, the MHR Convertible Notes were convertible into 7,051,181 shares of our common stock. The MHR Convertible Notes are due on September 26, 2012, bear interest at 11% and are collateralized by a first priority lien in favor of MHR on substantially all of our assets. Interest is payable in the form of additional MHR Convertible Notes rather than in cash.
In connection with the Loan Agreement, we amended MHR’s previously existing warrants to purchase 387,374 shares of common stock (“MHR 2005 Warrants”) to provide additional anti-dilution protection. We also granted MHR the option (“MHR Option”) to purchase warrants for up to 617,211 shares of our common stock. The MHR Option was exercised during April 2006 whereby MHR acquired 617,211 warrants (“MHR 2006 Warrants”) to acquire an equal number of shares of common stock. The exercise price for the MHR Option was  $0.01 per warrant for the first 67,084 warrants and  $1.00 per warrant for each additional warrant. See Note 11 for a further discussion of the liability related to these warrants.
Total issuance costs associated with the Loan Agreement were  $2.1 million, of which  $1.9 million were allocated to the MHR Convertible Notes, and  $0.2 million were allocated to the related derivative instruments. Of the  $1.9 million allocated to the MHR Convertible Notes,  $1.4 million represents reimbursement of MHR’s legal fees and  $0.5 million represents our legal and other transaction costs. The  $1.4 million paid on behalf of the lender has been recorded as a reduction of the face value of the note, while the  $0.5 million of our costs has been recorded as deferred financing costs.
The MHR Convertible Notes provide MHR with the right to require us to redeem the notes in the event of a change in control. The change in control redemption feature has been determined to be an embedded derivative instrument which must be separated from the host contract. For the year ended December 31, 2006, the fair value of the change in control redemption feature was estimated using a combination of a put option model for the penalties and the Black-Scholes model for the conversion option that would exist under the MHR Convertible Notes. The estimate resulted in a value that was de minimis and, therefore, no separate liability was recorded. Changes in the assumptions used to estimate the fair value of this derivative instrument, in particular the probability that a change in control will occur, could result in a material change to the fair value of the instrument. For the six months ended June 30, 2011 and for the years ended December 31, 2010, 2009 and 2008, management determined the probability of exercise of the right due to change in control to be remote. The fair value of the change in control redemption feature is de minimis.
In connection with the MHR Convertible Notes financing, the Company agreed to appoint a representative of MHR (“MHR Nominee”) and another person (the “Mutual Director”) to its Board of Directors. Further, the Company agreed to amend, and in January 2006 did amend, its certificate of incorporation to provide for continuity of the MHR Nominee and the Mutual Nominee on the Board, as described therein, so long as MHR holds at least 2% of the outstanding common stock of the Company.
The MHR Convertible Notes provide for various events of default including for failure to perfect any of the liens in favor of MHR, failure to observe any covenant or agreement, failure to maintain the listing and trading of our common stock, sale of a substantial portion of our assets, merger with another entity without the prior consent of MHR, or any governmental action renders us unable to honor or perform our obligations under the Loan Agreement or results in a material adverse effect on our operations. If an event of default occurs, the MHR Convertible Notes provide for the immediate repayment and certain additional amounts as set forth in the MHR Convertible Notes. We currently have a waiver from MHR for failure to perfect liens on certain intellectual property rights through August 10, 2012.
Effective January 1, 2009, the Company adopted the provisions of the Financial Accounting Standards Board Accounting Codification Topic 815-40-15-5, Evaluating Whether an Instrument Involving a Contingency is Considered Indexed to an Entity’s Own Stock (“FASB ASC 815-40-15-5”). Under FASB ASC 815-40-15-5, the conversion feature embedded in the MHR Convertible Notes have been bifurcated from the host contract and accounted for separately as a derivative. The bifurcation of the embedded derivative increased the amount of debt discount thereby reducing the book value of the MHR Convertible Notes and increasing prospectively the amount of interest expense to be recognized over the life of the MHR Convertible Notes using the effective yield method.
As consideration for its consent and limitation of rights in connection with the Master Agreement and Amendment by and between the Company and Novartis dated as of June 4, 2010 (the “Novartis Agreement”), the Company granted MHR warrants to purchase 865,000 shares of its common stock (the “June 2010 MHR Warrants”) under the MHR Letter Agreement (as defined below). The Company estimated the fair value of the June 2010 MHR Warrants on the date of grant using Black-Scholes models to be  $1.9 million. The Company determined that the resulting modification of the MHR Convertible Notes was substantial in accordance with ASC 470-50, “Modifications and Extinguishments.” As such, the modification of the MHR Convertible Notes was accounted for as an extinguishment and restructuring of the debt, and the warrants issued to MHR were expensed as a financing fee. The fair value of the MHR Convertible Notes as of June 4, 2010 was estimated by calculating the present value of future cash flows discounted at a market rate of return for comparable debt instruments to be  $17.2 million. The Company recognized a loss on extinguishment of debt in the amount of  $17.0 million which represented the difference between the net carrying amount of the MHR Convertible Notes and their fair value as of the date of the Novartis Agreement and the MHR Letter Agreements.
The book value of the MHR Convertible Notes is comprised of the following:

	June 30,	December 31,
	2011	2010
	(in thousands)
Face Value of the notes (including accrued interest)	$26,653	$25,233
Discount (related to the warrant purchase option and embedded conversion feature)	(4,173)	(5,369)

	$22,480	$19,864

2010 MHR Promissory Notes. In connection with the Novartis Agreement, the Company and MHR entered into a letter agreement (the “MHR Letter Agreement”), and MHR, the Company and Novartis entered into a non-disturbance agreement (the “Non-Disturbance Agreement”), which was a condition to Novartis’ execution of the Novartis Agreement. Pursuant to the MHR Letter Agreement, MHR agreed to limit certain rights and courses of action that it would have available to it as a secured party under the Senior Secured Term Loan Agreement and Pledge and Security Agreement (“Loan and Security Agreement”) between MHR and the Company. MHR also consented to the Novartis Agreement, which consent was required under the Loan and Security Agreement, and MHR also agreed to enter into a comparable agreement at some point in the future in connection with another potential Company transaction (the “Future Transaction Agreement”). The MHR Letter Agreement also provided for the Company to reimburse MHR for its legal fees incurred in connection with the Non-Disturbance Agreement for up to  $500,000 and up to  $100,000 in legal expenses incurred by MHR in connection with the Future Transaction Agreement. The reimbursements were to be paid in the form of non-interest bearing promissory notes issued on the effective date of the MHR Letter Agreement. As such, the Company issued to MHR non-interest promissory notes for  $500,000 and  $100,000 on June 8, 2010. The Company received documentation that MHR expended more than the  $500,000 of legal fees in connection with the Non-Disturbance Agreement and  $100,000 of legal fees in connection with the Future Transaction Agreement, and, consequently, recorded the issuance of the  $500,000 and  $100,000 promissory notes and a corresponding charge to financing expenses. The promissory notes are due June 4, 2012. The Company imputed interest at its incremental borrowing rate of 10%, and discounted the face amounts of the promissory notes. As of June 30, 2011, the unamortized discount of the  $500,000 and  $100,000 promissory notes are  $44,000 and  $9,000, respectively.

8. Notes Payable and Restructuring of Debt
     Notes payable consist of the following:

	December 31,
		2009
	2010	restated
	(In thousands)
MHR Convertible Note	$19,864	$93
MHR Promissory Notes	520	—
Novartis Note	—	12,588

	$20,385	$12,681

     MHR Convertible Notes. On September 26, 2005, we received net proceeds of approximately  $12.9 million under a  $15 million secured loan agreement (the “Loan Agreement”) executed with MHR. Under the Loan Agreement, MHR requested, and on May 16, 2006, we effected, the exchange of the loan from MHR for senior secured convertible notes (the “MHR Convertible Notes”) with substantially the same terms as the Loan Agreement, except that the MHR Convertible Notes are convertible, at the sole discretion of MHR, into shares of our common stock at a price per share of  $3.78. As of December 31, 2010, the MHR Convertible Notes were convertible into 6,675,512 shares of our common stock. The MHR Convertible Notes are due on September 26, 2012, bear interest at 11% and are collateralized by a first priority lien in favor of MHR on substantially all of our assets. Interest is payable in the form of additional MHR Convertible Notes rather than in cash.
     In connection with the Loan Agreement, we amended MHR’s previously existing warrants to purchase 387,374 shares of common stock (“MHR 2005 Warrants”) to provide additional anti-dilution protection. We also granted MHR the option (“MHR Option”) to purchase warrants for up to 617,211 shares of our common stock. The MHR Option was exercised during April 2006 whereby MHR acquired 617,211 warrants (“MHR 2006 Warrants”) to acquire an equal number of shares of common stock. The exercise price for the MHR Option was  $0.01 per warrant for the first 67,084 warrants and  $1.00 per warrant for each additional warrant. See Note 9 for a further discussion of the liability related to these warrants.
     Total issuance costs associated with the Loan Agreement were  $2.1 million, of which  $1.9 million were allocated to the MHR Convertible Note and  $0.2 million were allocated to the related derivative instruments. Of the  $1.9 million allocated to the MHR Convertible Note,  $1.4 million represents reimbursement of MHR’s legal fees and  $0.5 million represents our legal and other transaction costs. The  $1.4 million paid on behalf of the lender has been recorded as a reduction of the face value of the note, while the  $0.5 million of our costs has been recorded as deferred financing costs, which is included in other assets on the balance sheet.
     The MHR Convertible Notes provide MHR with the right to require us to redeem the notes in the event of a change in control. The change in control redemption feature has been determined to be an embedded derivative instrument which must be separated from the host contract. For the year ended December 31, 2006, the fair value of the change in control redemption feature was estimated using a combination of a put option model for the penalties and the Black-Scholes model for the conversion option that would exist under the MHR Convertible Note. The estimate resulted in a value that was de minimis and, therefore, no separate liability was recorded. Changes in the assumptions used to estimate the fair value of this derivative instrument, in particular the probability that a change in control will occur, could result in a material change to the fair value of the instrument. For the years ended December 31, 2010, 2009 and 2008, management determined the probability of exercise of the right due to change in control to be remote. The fair value of the change in control redemption feature is de minimis.
     In connection with the MHR Convertible Notes financing, the Company agreed to appoint a representative of MHR (“MHR Nominee”) and another person (the “Mutual Director”) to its Board of Directors. Further, the Company agreed to amend, and in January 2006 did amend, its certificate of incorporation to provide for continuity of the MHR Nominee and the Mutual Nominee on the Board, as described therein, so long as MHR holds at least 2% of the outstanding common stock of the Company.
     The MHR Convertible Notes provide for various events of default including for failure to perfect any of the liens in favor of MHR, failure to observe any covenant or agreement, failure to maintain the listing and trading of our common stock, sale of a substantial portion of our assets, merger with another entity without the prior consent of MHR, or any governmental action renders us unable to honor or perform our obligations under the Loan Agreement or results in a material adverse effect on our operations. If an event of default occurs, the MHR Convertible Notes provide for the immediate repayment and certain additional amounts as set forth in the MHR Convertible Notes. We currently have a waiver from MHR for failure to perfect liens on certain intellectual property rights through March 19, 2012.
     Effective January 1, 2009, the Company adopted the provisions of the Financial Accounting Standards Board Accounting Codification Topic 815-40-15-5, Evaluating Whether an Instrument Involving a Contingency is Considered Indexed to an Entity’s Own Stock (“FASB ASC 815-40-15-5”). Under FASB ASC 815-40-15-5, the conversion feature embedded in the MHR Convertible Notes have been bifurcated from the host contract and accounted for separately as a derivative. The bifurcation of the embedded derivative increased the amount of debt discount thereby reducing the book value of the MHR Convertible Notes and increasing prospectively the amount of interest expense to be recognized over the life of the MHR Convertible Notes using the effective yield method. At December 31, 2010, the MHR Convertible Notes were convertible into 6,675,512 shares of our common stock.
     As consideration for its consent and limitation of rights in connection with the Novartis Agreement (as defined below), the Company granted MHR warrants to purchase 865,000 shares of its common stock (the “June 2010 MHR Warrants”) under the MHR Letter Agreement. The Company estimated the fair value of the June 2010 MHR Warrants on the date of grant using Black-Scholes models to be  $1.9 million. The Company determined that the resulting modification of the MHR Convertible Notes was substantial in accordance with ASC 470-50, “Modifications and Extinguishments". As such the modification of the MHR Convertible Notes was accounted for as an extinguishment and restructuring of the debt, and the warrants issued to MHR were expensed as a financing fee. The fair value of the MHR Convertible Notes, as of June 4, 2010 was estimated by calculating the present value of future cash flows discounted at a market rate of return for comparable debt instruments to be  $17.2 million. The Company recognized a loss on extinguishment of debt in the amount of  $17.0 million which represented the difference between the net carrying amount of the MHR Convertible Notes and their fair value as of the date of the Novartis Agreement and the MHR Letter Agreements.
     The book value of the MHR Convertible Notes is comprised of the following:

	December 31,
		2009
	2010	restated
	(In thousands)
Face value of the note (including accrued interest)	$25,233	$22,616
Discount (related to the warrant purchase option and embedded conversion feature)	(5,369)	(22,523)
	$19,864	$93

     Novartis Note. On June 4, 2010, the Company and Novartis entered into a Master Agreement and Amendment (the “Novartis Agreement”), pursuant to which the Company was released and discharged from its obligations under that certain convertible note to Novartis (the “Novartis Note”) in exchange for (i) the reduction of future royalty and milestone payments up to an aggregate amount of  $11.0 million due the Company under the Research Collaboration and Option Agreement, dated as of December 3, 1997, as amended on October 20, 2000 (the “Research Collaboration and Option Agreement”), and the License Agreement, dated as of March 8, 2000, for the development of an oral salmon calcitonin product for the treatment of osteoarthritis and osteoporosis (the “Oral Salmon Calcitonin Agreement”); (ii) the right for Novartis to evaluate the feasibility of using Emisphere’s Eligen® Technology with two new compounds to assess the potential for new product development opportunities; and (iii) other amendments to the Research Collaboration and Option Agreement and License Agreement. As of the date of the Novartis Agreement, the outstanding principal balance and accrued interest of the Novartis Note was approximately  $13.0 million. The Company recognized the full value of the debt released as consideration for the transfer of the rights and other intangibles to Novartis and deferred the related revenue in accordance with applicable accounting guidance for the sale of rights to future revenue until the earnings process has been completed based on achievement of certain milestones or other deliverables.
     2010 MHR Promissory Notes. In connection with the Novartis Agreement, the Company and MHR entered into a letter agreement (the “MHR Letter Agreement”), and MHR, the Company and Novartis entered into a non-disturbance agreement (the “Non-Disturbance Agreement”), which was a condition to Novartis’ execution of the Novartis Agreement. Pursuant to the MHR Letter Agreement, MHR agreed to the limit certain rights and courses of action that it would have available to it as a secured party under the Senior Secured Term Loan Agreement and Pledge and Security Agreement (“Loan and Security Agreement”) between MHR and the Company. MHR also consented to the Novartis Agreement, which consent was required under the Loan and Security Agreement, and MHR also agreed to enter into a comparable agreement at some point in the future in connection with another potential Company transaction (the “Future Transaction Agreement”). The MHR Letter Agreement also provided for the Company to reimburse MHR for its legal fess incurred in connection with the Non-Disturbance Agreement for up to  $500,000 and up to  $100,000 in legal expenses incurred by MHR in connection the Future Transaction Agreement. The reimbursements were to be paid in the form of non-interest bearing promissory notes issued on the effective date of the MHR Letter Agreement. As such, the Company issued to MHR non-interest promissory notes for  $500,000 and  $100,000 on June 8, 2010. The Company received documentation that MHR expended more than the  $500,000 of legal fees in connection with the Non-Disturbance Agreement and  $100,000 of legal fees in connection with the Future Transaction Agreement, and, consequently, recorded the issuance of the  $500,000 and  $100,000 promissory notes and a corresponding charge to financing expenses. The Company has not yet received any documentation or communication that indicates MHR has spent any legal fees in connection with the Future Transaction Agreement. Therefore, the issuance of the  $100,000 promissory note was recorded as a prepaid expense. The promissory notes are due June 4, 2012. The Company imputed interest at its incremental borrowing rate of 10%, and discounted the face amounts of the  $500,000 and  $100,000 promissory notes by  $66,000 and  $14,000, respectively.
     July 2010 MHR Promissory Note. On July 29, 2010, we issued to MHR a promissory note in the principal amount of  $525,000 (the “July 2010 MHR Note”). The July 2010 MHR Note provides for an interest rate of 15% per annum, due and payable on October 27, 2010. During the quarter ended September 30, 2010, certain conditions caused the maturity date of the July 2010 MHR Note to accelerate, and the July 2010 MHR Note was paid.
     The scheduled repayments of all debt outstanding as of December 31, 2010 are as follows:

Debt
(In thousands)
2011	—
2012	20,233

$20,233

Derivative Instruments	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Derivative Instruments [Abstract]
Derivative Instruments
11. Derivative Instruments
Derivative instruments consist of the following:

	June 30,	December 31,
	2011	2010
	(in thousands)
MHR Convertible Note	$6,895	11,166
MHR 2006 Warrants	1	646
August 2007 Warrants	82	481
August 2009 Warrants	2,553	7,807
June 2010 MHR Warrants	619	1,495
August 2010 Warrants	3,270	10,550
August 2010 MHR Waiver Warrants	630	1,961

	$14,050	$34,106

The fair value of the warrants that have exercise price reset features is estimated using an adjusted Black-Scholes model. The Company computes valuations each quarter, using Black-Scholes model calculations for such warrants to account for the various possibilities that could occur due to various circumstances that could arise in connection with the contractual terms of said instruments. The Company weights each Black-Scholes model calculation based on its estimation of the likelihood of the occurrence of each circumstance and adjusts relevant Black-Scholes model input to calculate the value of the derivative at the reporting date.
Embedded Conversion Feature of MHR Convertible Notes. The MHR Convertible Notes due to MHR contain a provision whereby the conversion price is adjustable upon the occurrence of certain events, including the issuance by Emisphere of common stock or common stock equivalents at a price which is lower than the current conversion price of the MHR Convertible Notes and lower than the current market price. However, the adjustment provision does not become effective until after the Company raises  $10 million through the issuance of common stock or common stock equivalents at a price which is lower than the current conversion price of the convertible note and lower than the current market price during any consecutive 24 month period. The Company adopted the provisions of FASB ASC 815-40-15-5 effective January 1, 2009. Under FASB ASC 815-40-15-5, the embedded conversion feature is not considered indexed to the Company’s own stock and, therefore, does not meet the scope exception in FASB ASC 815-10-15 and thus needs to be accounted for as a derivative liability. The adoption of FASB ASC 815-40-15-5 requires recognition of the cumulative effect of a change in accounting principle to the opening balance of our accumulated deficit, additional paid in capital, and liability for derivative financial instruments. The liability has been presented as a non-current liability to correspond with its host contract, the MHR Convertible Notes. The fair value of the embedded conversion feature is estimated, at the end of each quarterly reporting period, using Black-Scholes models. The assumptions used in computing the fair value as of June 30, 2011 are a closing stock price of  $0.90, conversion prices of  $3.78 and  $0.90, expected volatility of 137.75% over the remaining term of one year and three months and a risk-free rate of 0.19%. The fair value of the embedded conversion feature decreased by  $0.9 million and  $4.3 million for the three and six months ended June 30, 2011, respectively, which has been recognized in the accompanying statements of operations. The embedded conversion feature will be adjusted to estimated fair value for each future period they remain outstanding. See Note 10 for a further discussion of the MHR Convertible Notes.
MHR 2006 Warrants. In connection with the exercise of the MHR Option in April 2006 discussed in Note 9 above, the Company issued to MHR warrants to purchase 617,211 shares for proceeds of  $0.6 million. The MHR 2006 Warrants have an original exercise price of  $4.00 and are exercisable through September 26, 2011. The MHR 2006 Warrants have the same terms as the August 2007 Warrants (see below). The anti-dilution feature of the MHR 2006 Warrants was triggered in connection with the August 2007 Financing, resulting in an adjusted exercise price of  $3.76. Based on the provisions of FASB ASC 815, Derivatives and Hedging, the MHR 2006 Warrants have been determined to be an embedded derivative instrument which must be separated from the host contract. The MHR 2006 Warrants contain the same potential cash settlement provisions as the August 2007 Financing Warrants and, therefore, they have been accounted for as a separate liability. The fair value of the MHR 2006 Warrants is estimated at the end of each quarterly period using Black-Scholes models. The assumptions used in computing the fair value as of June 30, 2011 are a closing stock price of  $0.90, exercise price of  $3.76, expected volatility of 112.93% over the remaining term of three months and a risk-free rate of 0.03%. The fair value of the MHR 2006 Warrants decreased by  $0.1 million and  $0.6 million for the three and six months ended June 30, 2011, respectively, which has been recognized in the accompanying statement of operations. The MHR 2006 Warrants will be adjusted to estimated fair value for each future period they remain outstanding.
August 2007 Warrants. In connection with an equity financing in August 2007 (the “ August 2007 Financing”), Emisphere sold warrants to purchase up to 400,000 shares of common stock (the “August 2007 Warrants”). Of these 400,000 warrants, 91,073 were sold to MHR. Each of the August 2007 Warrants were issued with an exercise price of  $3.948 and expire on August 21, 2012. The August 2007 Warrants provide for certain anti-dilution protection as provided therein. Under the terms of the August 2007 Warrants, we have an obligation to make a cash payment to the holders of the August 2007 Warrants for any gain that could have been realized if the holders exercise the August 2007 Warrants and we subsequently fail to deliver a certificate representing the shares to be issued upon such exercise by the third trading day after such August 2007 Warrants have been exercised. Accordingly, the 2007 Warrants have been accounted for as a liability. The fair value of the warrants is estimated, at the end of each quarterly reporting period, using the Black-Scholes model. The assumptions used in computing the fair value as of June 30, 2011 are a closing stock price of  $0.90, expected volatility of 140.41% over the remaining term of one year and two months and a risk-free rate of 0.19%.The fair value of the August 2007 Warrants decreased  $0.1 million and  $0.4 million for the three and six months ended June 30, 2011, respectively, which has been recognized in the accompanying statements of operations. The August 2007 Warrants will be adjusted to estimated fair value for each future period they remain outstanding.
August 2009 Warrants. In connection with an equity financing in August 2009 (the “August 2009 Financing”), Emisphere sold warrants to purchase 6.4 million shares of common stock to MHR (3.7 million) and other unrelated investors (2.7 million) (the “August 2009 Warrants”). The August 2009 Warrants were issued with an exercise price of  $0.70 and expire on August 21, 2014. Under the terms of the August 2009 Warrants, we have an obligation to make a cash payment to the holders of the August 2009 Warrants for any gain that could have been realized if the holders exercise the August 2009 Warrants and we subsequently fail to deliver a certificate representing the shares to be issued upon such exercise by the third trading day after such August 2009 Warrants have been exercised. Accordingly, the August 2009 Warrants have been accounted for as a liability. The fair value of the August 2009 Warrants is estimated, at the end of each quarterly reporting period, using the Black-Scholes model. The assumptions used in computing the fair value as of June 30, 2011 are a closing stock price of  $0.90, expected volatility of 122.86% over the remaining term of three years and two months and a risk-free rate of 0.81%. The fair value of the August 2009 Warrants decreased  $1.6 million and  $5.3 million for the three and six months ended June 30, 2011, respectively, which has been recognized in the accompanying statements of operations. The warrants will be adjusted to estimated fair value for each future period they remain outstanding. During the year ended December 31, 2010, the unrelated investors exercised their warrants to purchase up to 2,685,714 million shares of the Company’s common stock at an exercise price of  $0.70, using the “cashless exercise” provision. The Company issued an aggregate of 1,966,937 shares to such holders in accordance with the terms of the cashless exercise provision. The Company calculated the fair value of the 2,685,714 exercised warrants on their respective exercise dates using the Black-Scholes model. The weighted average assumptions used in computing the fair values were a closing stock price of  $1.91, expected volatility of 101.99% over the remaining contractual life of four years, three months and a risk-free rate of 1.46%. The fair value of the 2.7 million exercised warrants increased by  $2.2 million from January 1, 2010 through the date of exercise which has been recognized in the accompanying statements of operations. The fair value of the derivative liabilities at the exercise dates of  $4.3 million was reclassified to additional paid-in-capital. After these cashless exercises, warrants to purchase up to 3,729,323 shares of common stock, in the aggregate, remain outstanding.
June 2010 MHR Warrants. As consideration for its consent and limitation of rights in connection with the Novartis Agreement, the Company granted MHR warrants to purchase 865,000 shares of its common stock under the MHR Letter Agreement. The June 2010 MHR Warrants are exercisable at  $2.90 per share and will expire on August 21, 2014. The June 2010 MHR Warrants provide for certain anti-dilution protection as provided therein. We have an obligation to make a cash payment to the holders of the warrants for any gain that could have been realized if the holders exercise the June 2010 MHR Warrants and we subsequently fail to deliver a certificate representing the shares to be issued upon such exercise by the third trading day after such June 2010 MHR Warrants have been exercised. Accordingly, the June 2010 MHR Warrants have been accounted for as a liability. Their fair value is estimated, at the end of each quarterly reporting period, using the Black-Scholes model. The Company estimated the fair value of the June 2010 MHR Warrants on the date of grant using Black-Scholes models to be  $1.9 million, which triggered the recognition of extinguishment and restructuring accounting for the MHR Convertible Notes (see Notes 9 and 15). The assumptions used in computing the fair value of the June 2010 MHR Warrants at June 30, 2011 are closing stock prices of  $0.90,  $0.54, and  $2.89, exercise prices of  $0.90,  $0.54,  $2.89, and  $2.90, expected volatility of 122.87% over the remaining three years and two months, and a risk-free rate of 0.81%. The fair value of the June 2010 MHR Warrants decreased by  $0.2 million and  $0.9 million for the three and six months ended June 30, 2011, respectively, which has been recognized in the accompanying statements of operations. The June 2010 MHR Warrants will be adjusted to estimated fair value for each future period they remain outstanding.
August 2010 Warrants. On August 25, 2010, the Company entered into a securities purchase agreement (together with the securities purchase agreement with MHR, as defined below, the “August 2010 Financing”) with certain institutional investors pursuant to which the Company agreed to sell an aggregate of 3,497,528 shares of its common stock and warrants to purchase a total of 2,623,146 additional shares of its common stock for total gross proceeds of  $3,532,503. Each unit, consisting of one share of common stock and a warrant to purchase 0.75 shares of common stock, was sold at a purchase price of  $1.01. The warrants to purchase additional shares are exercisable at a price of  $1.26 per share and will expire five years from the date of issuance. In accordance with the terms of a registration rights agreement with the investors, the Company filed a registration statement on September 15, 2010, which was declared effective October 12, 2010. On August 25, 2010, the Company also announced that it had entered into a separate securities purchase agreement with MHR as part of the August 2010 Financing, pursuant to which the Company agreed to sell an aggregate of 3,497,528 shares of its common stock and warrants to purchase a total of 2,623,146 additional shares of its common stock for total gross proceeds of  $3,532,503. Each unit, consisting of one share of common stock and a warrant to purchase 0.75 shares of common stock, was sold at a purchase price of  $1.01. The warrants to purchase additional shares are exercisable at a price of  $1.26 per share and will expire five years from the date of issuance. In connection with the August 2010 Financing, Emisphere sold warrants to purchase 5.2 million shares of common stock to MHR (2.6 million) and other unrelated investors (2.6 million) (the “August 2010 Warrants”). The August 2010 Warrants were issued with an exercise price of  $1.26 and expire on August 26, 2015. Under the terms of the August 2010 Warrants, we have an obligation to make a cash payment to the holders of the August 2010 Warrants for any gain that could have been realized if the holders exercise the August 2010 Warrants and we subsequently fail to deliver a certificate representing the shares to be issued upon such exercise by the third trading day after such August 2010 Warrants have been exercised. Accordingly, the August 2010 Warrants have been accounted for as a liability. The fair value of the warrants is estimated, at the end of each quarterly reporting period, using the Black-Scholes model. On January 12, 2011, one of the unrelated investors notified the Company of its intention to exercise 0.2 million warrants. The Company received proceeds of  $0.2 million from the exercise of these warrants. The Company calculated the fair value of the 0.2 million exercised warrants on January 12, 2011 using the Black-Scholes option pricing model. The assumptions used in computing the fair value as of January 12, 2011 are a closing stock price of  $2.25, expected volatility of 107.30% over the remaining contractual life of four years and seven months and a risk-free rate of 1.99%. The fair value of the 0.2 million exercised warrants decreased by approximately  $28,000 for the period from January 1, 2011 through January 12, 2011 which has been recognized in the accompanying statements of operations The assumptions used in computing the fair value of the remaining August 2010 Warrants as of June 30, 2011 are a closing stock price of  $0.90, exercise price of  $1.26, expected volatility of 113.31% over the remaining term of four years and two months, and a risk-free rate of 1.76%. The fair value of the August 2010 Warrants decreased by  $2.1 million and  $6.9 million for the three and six months ended June 30, 2011, respectively, which has been recognized in the accompanying statements of operations. The August 2010 Warrants will be adjusted to estimated fair value for each future period they remain outstanding.
August 2010 MHR Waiver Warrants. In connection with the August 2010 Financing, the Company entered into a waiver agreement with MHR (“Waiver Agreement”), pursuant to which MHR waived certain anti-dilution adjustment rights under the MHR Convertible Notes and certain warrants issued by the Company to MHR that would otherwise have been triggered by the August 2010 Financing. As consideration for such waiver, the Company issued to MHR warrants to purchase 975,000 shares of its common stock (the “August 2010 MHR Waiver Warrants”). The August 2010 MHR Waiver Warrants are in the same form of warrant as the August 2010 Warrants issued to MHR described above. Accordingly, the August 2010 MHR Waiver Warrants have been accounted for as a liability. The fair value of the August 2010 MHR Waiver Warrants is estimated, at the end of each quarterly reporting period, using Black-Scholes models. The Company estimated the fair value of the warrants on the date of grant using Black-Scholes models to be  $0.8 million. The assumptions used in computing the fair value of the August 2010 MHR Waiver Warrants at June 30, 2011 are a closing stock price of  $0.90, exercise price of  $1.26, expected volatility of 113.31% over the term of four years and two months, and a risk free rate of 1.76%. The fair value of the August 2010 MHR Waiver Warrants decreased by  $0.4 million and  $1.3 million for the three and six months ended June 30, 2011, respectively, which has been recognized in the accompanying statements of operations. The August 2010 MHR Waiver Warrants will be adjusted to estimated fair value for each future period they remain outstanding.

9. Derivative Instruments
     Derivative instruments consist of the following:

	December 31,
	2010	2009
	(In thousands)
Elan Warrant	$—	$394
MHR Convertible Notes	11,166	4,591
MHR 2006 Warrants	646	213
August 2007 Warrants	481	141
August 2009 Warrants	7,807	5,092
August 2009 Placement Agent Warrants	—	349
June 2010 MHR Warrants	1,495	—
August 2010 Warrants	10,550	—
August 2010 MHR Waiver Warrants	1,961	—

	$34,106	$10,780

     The fair value of the warrants that have exercise price reset features is estimated using an adjusted Black-Scholes model. The Company computes valuations, each quarter, using Black-Scholes model calculations for such warrants to account for the various possibilities that could occur due to various circumstances that could arise in connection with the contractual terms of said instruments. The Company weights each Black-Scholes model calculation based on its estimation of the likelihood of the occurrence of each circumstance and adjusts relevant Black-Scholes model input to calculate the value of the derivative at the reporting date.
     Elan Warrant. In connection with a restructuring of debt in March 2005, we issued to Elan Corporation, plc (“Elan”) a warrant to purchase up to 600,000 shares of our common stock at an exercise price of  $3.88 (the “Elan Warrant”). The Elan Warrant provides for adjustment of the exercise price upon the occurrence of certain events, including the issuance by Emisphere of common stock or common stock equivalents that have an effective price that is less than the exercise price of the warrant. The anti-dilution feature of the Elan Warrant was triggered in connection with an equity financing conducted in August 2007 (the “August 2007 Financing”), resulting in an adjustment to the exercise price to  $3.76. The anti-dilution feature of the Elan Warrant was triggered again in connection with an equity financing conducted in August 2009 (the “August 2009 Financing), resulting in an adjustment to the exercise price to  $0.4635. The Company adopted the provisions of FASB ASC 815-40-15-5 effective January 1, 2009. Under FASB ASC 815-40-15-5, the Elan Warrant is not considered indexed to the Company’s own stock and, therefore, does not meet the scope exception in FASB ASC 815-10-15 and thus needs to be accounted for as a derivative liability. On April 20, 2010, Elan notified the Company of its intention to exercise the Elan Warrant using the “cashless exercise” provision. The Company issued 518,206 shares of common stock to Elan in accordance with the terms of the cashless exercise provision on April 21, 2010. After the cashless exercise, the Elan Warrant is no longer outstanding. The Company calculated the fair value of the Elan warrants on April 21, 2010 using the Black-Scholes model. The assumptions used in computing the fair value as of April 21, 2010 are a closing stock price of  $3.40, expected volatility of 89.91% over the remaining contractual life of four months and a risk-free rate of 0.16%. The fair value of the Elan warrants increased by  $1.4 million and  $0.3 million during the years ended December 31, 2010 and 2009, respectively, which has been recognized in the accompanying statements of operations. The fair value of the derivative liability at April 21, 2010 of  $1.8 million was reclassified to additional paid-in-capital.
     Embedded Conversion Feature of MHR Convertible Notes. The MHR Convertible Notes due to MHR contain a provision whereby the conversion price is adjustable upon the occurrence of certain events, including the issuance by Emisphere of common stock or common stock equivalents at a price which is lower than the current conversion price of the MHR Convertible Notes and lower than the current market price. However, the adjustment provision does not become effective until after the Company raises  $10 million through the issuance of common stock or common stock equivalents at a price which is lower than the current conversion price of the convertible note and lower than the current market price during any consecutive 24 month period. The Company adopted the provisions of FASB ASC 815-40-15-5 effective January 1, 2009. Under FASB ASC 815-40-15-5, the embedded conversion feature is not considered indexed to the Company’s own stock and, therefore, does not meet the scope exception in FASB ASC 815-10-15 and thus needs to be accounted for as a derivative liability. The adoption of FASB ASC 815-40-15-5 requires recognition of the cumulative effect of a change in accounting principle to the opening balance of our accumulated deficit, additional paid in capital, and liability for derivative financial instruments. The liability has been presented as a non-current liability to correspond with its host contract, the MHR Convertible Notes. The fair value of the embedded conversion feature is estimated, at the end of each quarterly reporting period, using Black-Scholes models. The assumptions used in computing the fair value as of December 31, 2010 are a closing stock price of  $2.41, conversion prices of  $3.78 and  $2.41, expected volatility of 129.74% over the remaining term of one year and nine months and a risk-free rate of 0.61%. The fair value of the embedded conversion feature increased by  $6.6 million during the year ended December 31, 2010 which has been recognized in the accompanying statements of operations. The embedded conversion feature will be adjusted to estimated fair value for each future period they remain outstanding. See Note 8 for a further discussion of the MHR Convertible Notes.
     MHR 2006 Warrants. In connection with the exercise in April 2006 of the MHR Option discussed in Note 8 above, the Company issued to MHR warrants to purchase 617,211 shares (the “MHR 2006 Warrants”) for proceeds of  $0.6 million. The MHR 2006 Warrants have an original exercise price of  $4.00 and are exercisable through September 26, 2011. The MHR 2006 Warrants have the same terms as the August 2007 Warrants (see below), with no limit upon adjustments to the exercise price. The anti-dilution feature of the MHR 2006 Warrants was triggered in connection with the August 2007 Financing, resulting in an adjusted exercise price of  $3.76. Based on the provisions of FASB ASC 815, Derivatives and Hedging, the MHR 2006 Warrants have been determined to be an embedded derivative instrument which must be separated from the host contract. The MHR 2006 Warrants contain the same potential cash settlement provisions as the August 2007 Financing Warrants and, therefore, they have been accounted for as a separate liability. The fair value of the MHR 2006 Warrants is estimated, at the end of each quarterly period, using Black-Scholes models. The assumptions used in computing the fair value as of December 31, 2010 are a closing stock price of  $2.41, exercise price of  $3.76 and  $2.41, expected volatility of 157.26% over the remaining term of nine months and a risk-free rate of 0.29%. The fair value of the MHR 2006 Warrants increased by  $0.4 million and  $0.1 million for the year ended December 31, 2010 and 2009, respectively and decreased  $0.7 million for the year ended December 31, 2008, and the fluctuation has been recorded in the statement of operations. The MHR 2006 Warrants will be adjusted to estimated fair value for each future period they remain outstanding.
     August 2007 Warrants. In connection with the August 2007 Financing, Emisphere sold warrants to purchase up to 400,000 shares of common stock (the “August 2007 Warrants”). Of these 400,000 warrants, 91,073 were sold to MHR. Each of the August 2007 Warrants were issued with an exercise price of  $3.948 and expire on August 21, 2012. The August 2007 Warrants provide for certain anti-dilution protection as provided therein. Under the terms of the August 2007 Warrants, we have an obligation to make a cash payment to the holders of the August 2007 Warrants for any gain that could have been realized if the holders exercise the August 2007 Warrants and we subsequently fail to deliver a certificate representing the shares to be issued upon such exercise by the third trading day after such August 2007 Warrants have been exercised. Accordingly, the 2007 Warrants have been accounted for as a liability. The fair value of the warrants is estimated, at the end of each quarterly reporting period, using the Black-Scholes model. The August 2007 Warrants were accounted for with an initial value of  $1.0 million on August 22, 2007. The assumptions used in computing the fair value as of December 31, 2010 are a closing stock price of  $2.41, expected volatility of 130.99% over the remaining term of one year and eight months and a risk-free rate of 0.61%.
     The fair value of the August 2007 Warrants increased  $0.3 million and  $0.02 million for the years ended December 31, 2010 and December 31, 2009, respectively and decreased by  $0.4 million for the year ended December 31, 2008, and the fluctuations have been recorded in the statements of operations. The August 2007 Warrants will be adjusted to estimated fair value for each future period they remain outstanding.
     August 2009 Warrants. In connection with the August 2009 offering, Emisphere sold warrants to purchase 6.4 million shares of common stock to MHR (3.7 million) and other unrelated investors (2.7 million) (the “August 2009 Warrants”). The August 2009 Warrants were issued with an exercise price of  $0.70 and expire on August 21, 2014. Under the terms of the August 2009 Warrants, we have an obligation to make a cash payment to the holders of the August 2009 Warrants for any gain that could have been realized if the holders exercise the August 2009 Warrants and we subsequently fail to deliver a certificate representing the shares to be issued upon such exercise by the third trading day after such August 2009 Warrants have been exercised. Accordingly, the August 2009 Warrants have been accounted for as a liability. The fair value of the August 2009 Warrants is estimated, at the end of each quarterly reporting period, using the Black-Scholes model. The assumptions used in computing the fair value as of December 31, 2010 are a closing stock price of  $2.41, expected volatility of 115.01% over the remaining term of three years and eight months and a risk-free rate of 1.02%. The fair value of the August 2009 Warrants increased  $4.8 million for the year ended December 31, 2010 and  $0.85 million from the commitment date of August 19, 2009 through December 31, 2009, and the fluctuation has been recorded in the statements of operations. The warrants will be adjusted to estimated fair value for each future period they remain outstanding. During the year ended December 31, 2010, certain holders of the August 2009 Warrants notified the Company of their intention to exercise their warrants to purchase up to 2,685,714 shares of the Company’s common stock at an exercise price of  $0.70, using the “cashless exercise” provision. The Company issued an aggregate 1,966,937 such holders in accordance with the terms of the cashless exercise provision. The Company calculated the fair value of the 2,685,714 exercised warrants on their respective exercise dates using the Black-Scholes model. The weighted average assumptions used in computing the fair values were a closing stock price of  $1.91, expected volatility of 101.99% over the remaining contractual life of four years and three months and a risk-free rate of 1.46%. The fair value of the 2.7 million exercised warrants increased by  $2.2 million from January 1, 2010 through the date of exercise which has been recognized in the accompanying statements of operations. The fair value of the derivative liabilities at the exercise dates of  $4.3 million was reclassified to additional paid-in-capital. After these cashless exercises, warrants to purchase up to 3,729,323 shares of common stock, in the aggregate, remain outstanding.
     August 2009 Placement Agent Warrants. In connection with the August 2009 Financing, Emisphere issued to the placement agent, as part of the compensation for acting as placement agent for the August 2009 offering, warrants to purchase 504,000 shares of common stock (the “August 2009 Placement Agent Warrants”). The August 2009 Placement Agent Warrants were issued with an exercise price of  $0.875 and expire on October 1, 2012. Under the terms of the August 2009 Placement Agent Warrants, we have an obligation to make a cash payment to the holders of the August 2009 Placement Agent Warrants for any gain that could have been realized if the holders exercise the August 2009 Placement Agent Warrants and we subsequently fail to deliver a certificate representing the shares to be issued upon such exercise by the third trading day after such August 2009 Placement Agent Warrants have been exercised. Accordingly, the August 2009 Placement Agent Warrants have been accounted for as a liability. The fair value of the warrants are estimated, at the end of each quarterly reporting period, using the Black-Scholes model. On April 1, 2010, the holder of the August 2009 Placement Agent Warrants notified the Company of its intention to exercise a portion of the warrants using the “cashless exercise” provision. The Company issued 297,636 shares of common stock to such holder in accordance with the terms of the cashless exercise provision on April 5, 2010. After this cashless exercise, warrants to purchase 37,800 shares of common stock remained outstanding. On April 28, 2010, the holder of the August 2009 Placement Agent Warrants notified the Company of its intention to exercise the remaining outstanding portion of the August 2009 Placement Agent Warrants using the “cashless exercise” provision. The Company issued an additional 27,192 shares of common stock to the purchase agent on April 30, 2010. After this cashless exercise, the August 2009 Placement Agent Warrants are no longer outstanding. The Company calculated the fair value of the 466,200 August 2009 Placement Agent Warrants on April 2, 2010 using the Black-Scholes model. The assumptions used in computing the fair value as of April 2, 2010 are a closing stock price of  $2.40, expected volatility of 104.70% over the remaining contractual life of two years and six months and a risk-free rate of 1.11%. The fair value of the 466,200 August 2009 Placement Agent Warrants increased by  $0.6 million from January 1, 2010 to the date of exercise which has been recognized in the accompanying statements of operations. The fair value of the derivative liability from the 466,200 August 2009 Placement Agent Warrants at April 2, 2010 of  $0.9 million was reclassified to additional paid-in-capital. The Company calculated the fair value of the 37,800 August 2009 Placement Agent Warrants on April 29, 2010 using the Black-Scholes model. The assumptions used in computing the fair value as of April 29, 2010 are a closing stock price of  $3.05, expected volatility of 107.10% over the remaining contractual life of two years and five months and a risk-free rate of 1.11%. The fair value of the 37,800 August 2009 Placement Agent Warrants increased by  $46 thousand from January 1, 2010 to the date of exercise which has been recognized in the accompany statements of operations. The fair value of the derivative liability from the 37,800 August 2009 Placement Agent Warrants at April 29, 2010 of  $0.1 million was reclassified to additional paid-in-capital.
     June 2010 MHR Warrants. As consideration for its consent and limitation of rights in connection with the Novartis Agreement, the Company granted MHR warrants to purchase 865,000 shares of its common stock (the “June 2010 MHR Warrants”) under the MHR Letter Agreement. The June 2010 MHR Warrants are exercisable at  $2.90 per share and will expire on August 21, 2014. The June 2010 MHR Warrants provide for certain anti-dilution protection as provided therein. We have an obligation to make a cash payment to the holders of the warrants for any gain that could have been realized if the holders exercise the June 2010 MHR Warrants and we subsequently fail to deliver a certificate representing the shares to be issued upon such exercise by the third trading day after such June 2010 MHR Warrants have been exercised. Accordingly, the June 2010 MHR Warrants have been accounted for as a liability. Their fair value is estimated, at the end of each quarterly reporting period, using the Black-Scholes model. The Company estimated the fair value of the June 2010 MHR Warrants on the date of grant using Black-Scholes models to be  $1.9 million, which triggered the recognition of extinguishment and restructuring accounting for the MHR Convertible Notes (see Notes 8 and 19). The assumptions used in computing the fair value of the June 2010 MHR Warrants at December 31, 2010 are closing stock prices of  $2.41,  $0.42, and  $2.89, exercise prices of  $2.41,  $0.42,  $2.89, and  $2.90, expected volatility of 115.01% over the remaining three years and eight months and a risk-free rate of 1.02%. The fair value of the June 2010 MHR Warrants decreased by  $0.4 million through December 31, 2010, and the fluctuation has been recorded in the statements of operations. The June 2010 MHR Warrants will be adjusted to estimated fair value for each future period they remain outstanding.
     August 2010 Warrants. In connection with the August 2010 Financing, Emisphere sold warrants to purchase 5.2 million shares of common stock to MHR (2.6 million) and other unrelated investors (2.6 million) (the “August 2010 Warrants”). The August 2010 Warrants were issued with an exercise price of  $1.26 and expire on August 26, 2015. Under the terms of the August 2010 Warrants, we have an obligation to make a cash payment to the holders of the August 2010 Warrants for any gain that could have been realized if the holders exercise the August 2010 Warrants and we subsequently fail to deliver a certificate representing the shares to be issued upon such exercise by the third trading day after such August 2010 Warrants have been exercised. Accordingly, the August 2010 Warrants have been accounted for as a liability. The fair value of the warrants is estimated, at the end of each quarterly reporting period, using the Black-Scholes model. The assumptions used in computing the fair value as of December 31, 2010 are a closing stock price of  $2.41, expected volatility of 107.32% over the remaining term of four years and eight months and a risk-free rate of 2.01%. The fair value of the August 2010 Warrants were valued at  $4.1 million at the commitment dated of August 26, 2010 and increased by  $6.4 million through December 31, 2010, and the fluctuation has been recorded in the statements of operations. The August 2010 Warrants will be adjusted to estimated fair value for each future period they remain outstanding.
     August 2010 MHR Waiver Warrants. In connection with the August 2010 Financing, the Company entered into a waiver agreement with MHR (“Waiver Agreement”), pursuant to which MHR waived certain anti-dilution adjustment rights under the MHR Convertible Notes and certain warrants issued by the Company to MHR that would otherwise have been triggered by the August 2010 Financing. As consideration for such waiver, the Company issued to MHR warrants to purchase 975,000 shares of its common stock (the “August 2010 MHR Waiver Warrants”). The August 2010 MHR Waiver Warrants are in the same form of warrant as the August 2010 Warrants issued to MHR described above. Accordingly, the August 2010 MHR Waiver Warrants have been accounted for as a liability. The fair value of the August 2010 MHR Waiver Warrants is estimated, at the end of each quarterly reporting period, using Black-Scholes models. The Company estimated the fair value of the warrants on the date of grant using Black-Scholes models to be  $0.8 million. The assumptions used in computing the fair value of the August 2010 MHR Waiver Warrants at December 31, 2010 are a closing stock price of  $2.41, exercise price of  $1.26, expected volatility of 107.32% over the term of four years and eight months and a risk free rate of 2.01%. The fair value of the August 2010 MHR Waiver Warrants increased by  $1.2 million through December 31, 2010, and the fluctuation has been recorded in the statements of operations. The August 2010 MHR Waiver Warrants will be adjusted to estimated fair value for each future period they remain outstanding.

Stockholders' Deficit	12 Months Ended
Dec. 31, 2010
Stockholders' Deficit [Abstract]
Stockholders' Deficit
11. Stockholders’ Deficit
     On April 20, 2007, the stockholders of the Company approved an increase in the Company’s authorized common stock from 50 million to 100 million shares.
     Our certificate of incorporation provides for the issuance of 1,000,000 shares of preferred stock with the rights, preferences, qualifications, and terms to be determined by our Board of Directors. As of December 31, 2010 and 2009, there were no shares of preferred stock outstanding.
     We have a stockholder rights plan in which Preferred Stock Purchase Rights (the “Rights”) have been granted at the rate of one one-hundredth of a share of Series A Junior Participating Cumulative Preferred Stock (“A Preferred Stock”) at an exercise price of  $80 for each share of our common stock. The Rights expire on April 7, 2016.
     The Rights are not exercisable, or transferable apart from the common stock, until the earlier of (i) ten days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of 20% or more of our outstanding common stock or (ii) ten business days (or such later date, as defined) following the commencement of, or announcement of an intention to make a tender offer or exchange offer, the consummation of which would result in the beneficial ownership by a person, or group, of 20% or more of our outstanding common stock. MHR is specifically excluded from the provisions of the plan.
     Furthermore, if we enter into consolidation, merger, or other business combinations, as defined, each Right would entitle the holder upon exercise to receive, in lieu of shares of A Preferred Stock, a number of shares of common stock of the acquiring company having a value of two times the exercise price of the Right, as defined. The Rights contain anti-dilutive provisions and are redeemable at our option, subject to certain defined restrictions for  $.01 per Right.
     As a result of the Rights dividend, the Board of Directors designated 200,000 shares of preferred stock as A Preferred Stock. A Preferred Stockholders will be entitled to a preferential cumulative quarterly dividend of the greater of  $1.00 per share or 100 times the per share dividend declared on our common stock. Shares of A Preferred Stock have a liquidation preference, as defined, and each share will have 100 votes and will vote together with the common shares.

Collaborative Research Agreements	12 Months Ended
Dec. 31, 2010
Nature of Operations, Risks and Uncertainties and Liquidity [Abstract]
Collaborative Research Agreements
13. Collaborative Research Agreements
     We are a party to collaborative agreements with corporate partners to provide development and commercialization services relating to the collaborative products. These agreements are in the form of research and development collaboration and licensing agreements. In connection with these agreements, we have granted licenses or the rights to obtain licenses to our oral drug delivery technology. In return, we are entitled to receive certain payments upon the achievement of milestones and will receive royalties on sales of products should they be commercialized. Under these agreements, we are entitled to also be reimbursed for research and development costs. We also have the right to manufacture and supply delivery agents developed under these agreements to our corporate partners.
     We also perform research and development for others pursuant to feasibility agreements, which are of short duration and are designed to evaluate the applicability of our drug delivery agents to specific drugs. Under the feasibility agreements, we are generally reimbursed for the cost of work performed.
     All of our collaborative agreements are subject to termination by our corporate partners without significant financial penalty to them. Milestone and upfront payments received in connection with these agreements was  $7.0 million,  $0.2 million and  $11.4 million in the years ended December 31, 2010, 2009 and 2008, respectively. Expense reimbursements received in connection with these agreements was  $0.1 million,  $0.2 million and  $1.3 million for the years ended December 31, 2010, 2009 and 2008, respectively. Expenses incurred in connection with these agreements and included in research and development were  $0.0 million,  $0.2 million and  $0.1 million in the years ended December 31, 2010, 2009 and 2008, respectively. Significant agreements are described below.
     Novartis. On June 4, 2010, the Company and Novartis entered into the Novartis Agreement, pursuant which, the Company was released and discharged from its obligations under the Novartis Note in exchange for (i) the reduction of future royalty and milestone payments up to an aggregate amount of  $11.0 million due the Company under the Research Collaboration and Option Agreement and the Oral Salmon Calcitonin License Agreement, date as of March 8, 2000, for the development of an oral salmon calcitonin product for the treatment of osteoarthritis and osteoporosis; (ii) the right for Novartis to evaluate the feasibility of using Emisphere’s Eligen® Technology with two new compounds to assess the potential for new product development opportunities; and (iii) other amendments to the Research Collaboration and Option Agreement and License Agreement. As of the date of the Novartis Agreement, the outstanding principal balance and accrued interest of the Novartis Note was approximately  $13.0 million. The Company recognized the full value of the debt released as consideration for the transfer of the rights and other intangibles to Novartis and deferred the related revenue in accordance with applicable accounting guidance for the sale of rights to future revenue until the earnings process has been completed based on achievement of certain milestones or other deliverables.
2008 Novo Nordisk Agreement
     On June 21, 2008, we entered into an exclusive Development and License Agreement with Novo Nordisk pursuant to which Novo Nordisk will develop and commercialize oral formulations of Novo Nordisk proprietary products in combination with Emisphere carriers (the “GLP-1 License Agreement”). Under such the GLP-1 License Agreement, Emisphere could receive more than  $87.0 million in contingent product development and sales milestone payments including a  $10.0 million non-refundable license fee which was received during June 2008. Emisphere would also be entitled to receive royalties in the event Novo Nordisk commercializes products developed under such agreement. Under the terms of the GLP-1 License Agreement, Novo Nordisk is responsible for the development and commercialization of the products. Initially Novo Nordisk is focusing on the development of oral formulations of its proprietary GLP-1 receptor agonists. In January 2010, Novo Nordisk had its first Phase I clinical trial with a long acting oral GLP-1 receptor agonist. This milestone released a  $2 million payment to Emisphere.
     The GLP-1 License Agreement includes multiple deliverables including the license grant, several versions of the Company’s Eligen® Technology (or carriers), support services and manufacturing. Emisphere management reviewed the relevant terms of the Novo Nordisk agreement and determined that such deliverables should be accounted for as a single unit of accounting in accordance with FASB ASC 605-25, Multiple-Element Arrangements, since the delivered license and Eligen® Technology do not have stand-alone value and Emisphere does not have objective evidence of fair value of the undelivered Eligen® Technology or the manufacturing value of all the undelivered items. Such conclusion will be reevaluated as each item in the arrangement is delivered. Consequently, any payments received from Novo Nordisk pursuant to such agreement, including the initial  $10 million upfront payment and any payments received for support services, will be deferred and included in Deferred Revenue within our balance sheet. Management cannot currently estimate when all of such deliverables will be delivered nor can they estimate when, if ever, Emisphere will have objective evidence of the fair value for all of the undelivered items, therefore all payments from Novo Nordisk are expected to be deferred for the foreseeable future.
     As of December 31, 2010 total deferred revenue from the 2008 agreement with Novo Nordisk was  $13.6 million, comprised of the  $10.0 million non-refundable license fee,  $2 million milestone payment and  $1.6 million in support services.
2010 Novo Nordisk Agreement
     On December 20, 2010, we entered into an exclusive Development and License Agreement with Novo Nordisk, pursuant to which we granted to Novo Nordisk an exclusive license to develop and commercialize oral formulations of Novo Nordisk’s insulins, using the Company’s proprietary delivery agents (the “Insulin Agreement”). The Insulin Agreement includes  $57.5 million in potential product development and sales milestone payments including a  $5.0 million non- refundable, non-creditable license fee. Emisphere would also be entitled to receive royalties in the event Novo Nordisk commercializes products developed under such the Insulin Agreement.
     The Insulin Agreement includes multiple deliverables including the license grant, several versions of the Company’s Eligen® Technology (or carriers), support services and manufacturing. Emisphere management reviewed the relevant terms of the Novo Nordisk agreement and determined that such deliverables should be accounted for as a single unit of accounting in accordance with FASB ASC 605-25, Multiple-Element Arrangements, since the delivered license and Eligen® Technology do not have stand-alone value and Emisphere does not have objective evidence of fair value of the undelivered Eligen® Technology or the manufacturing value of all the undelivered items. Such conclusion will be reevaluated as each item in the arrangement is delivered. Consequently any payments received from Novo Nordisk pursuant to such agreement, including the initial  $5.0 million upfront payment and any payments received for support services, will be deferred and included in Deferred Revenue within our balance sheet. Management cannot currently estimate when all of such deliverables will be delivered nor can they estimate when, if ever, Emisphere will have objective evidence of the fair value for all of the undelivered items, therefore all payments from Novo Nordisk are expected to be deferred for the foreseeable future.
     As of December 31, 2010 total deferred revenue from the 2010 agreement with Novo Nordisk was  $5.0 million, comprised of the non-refundable, non-creditable license fee.
     Genta. In March 2006, we entered into a collaborative agreement with Genta to develop an oral formulation of a gallium-containing compound. We currently receive reimbursements from Genta for the work performed during the formulation phase. We recognized  $0.0,  $0.0 million and  $0.1 million in revenue related to these reimbursements for the years ended December 31, 2010, 2009 and 2008, respectively. We are eligible for future milestone payments totaling up to a maximum of  $24.3 million under this agreement.

Defined Contribution Retirement Plan	12 Months Ended
Dec. 31, 2010
Defined Contribution Retirement Plan [Abstract]
Defined Contribution Retirement Plan
14. Defined Contribution Retirement Plan
     We have a defined contribution retirement plan (the “Retirement Plan”), the terms of which, as amended, allow eligible employees who have met certain age and service requirements to participate by electing to contribute a percentage of their compensation to be set aside to pay their future retirement benefits, as defined by the Retirement Plan. We have agreed to make discretionary contributions to the Retirement Plan. For the years ended December 31, 2010, 2009 and 2008, we made contributions to the Retirement Plan totaling approximately  $0.07 million,  $0.06 million and  $0.2 million, respectively.

Net income (loss) per share	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Net income (loss) per share [Abstract]
Net income (loss) per share
12. Net income (loss) per share
The following table sets forth the information needed to compute basic earnings per share:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010 Restated	2011	2010 Restated
	(in thousands except per share data)		(in thousands except per share data)
Basic net income (loss)	$1,842	$(31,573)	$12,841	$(48,832)

Effect of Dilutive Securities — MHR convertible note payable assumed conversion	-0-	-0-	923	-0-

Numerator for Diluted net income (loss) per share after assumed note conversion	1,842	(31,573)	13,764	(48,832)

Weighted average common shares outstanding:	52,076,602	43,338,432	52,064,171	42,711,367
Dilutive securities
Options	221,124	—	309,457	—
Warrants	2,626,629	—	3,476,116	—

Shares underlying MHR convertible note payable	—	—	7,051,183	—

Diluted weighted average common shares outstanding and assumed conversion	54,924,355	43,338,432	62,900,927	42,711,367

Basic net income (loss) per share	$0.04	$(0.73)	$0.25	$(1.14)
Diluted net income (loss) per share	$0.03	$(0.73)	$0.22	$(1.14)
For the three and six months periods ended June 30, 2011 and 2010, certain potential shares of common stock have been excluded from the calculation of diluted income (loss) per share because the exercise price was greater than the average market price of our common stock, and therefore, the effect on diluted loss per share would have been anti-dilutive. In addition incremental shares from the assumed conversion of the MRH note payable are excluded for the three month periods ended June 30, 2011 and 2010 and for the six month period ended June 30, 2010 as the effect of these shares is anti-dilutive in these periods. The following table sets forth the number of potential shares of common stock that have been excluded from diluted net income (loss) per share because their effect was anti-dilutive:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2011	2010	2011	2010
Options to purchase common shares	2,759,476	3,187,116	2,671,143	3,187,116
Outstanding warrants	9,018,697	6,954,391	8,169,210	6,954,391
MHR convertible note payable	7,051,181	6.319.856	-0-	6,319,856

	18,829,354	16,461,363	10,840,353	16,461,363

15. Net Loss Per Share
     The following table sets forth the information needed to compute basic and diluted earnings per share for the years ended December 31, 2010, 2009 and 2008:

	Year Ended December 31,
	2010	2009 restated	2008
	(In thousands, except per share amounts)
Basic and diluted net loss	$(56,909)	$(16,821)	$(24,388)

Weighted average common shares outstanding, basic and diluted	46,206,803	34,679,321	30,337,442

Basic and diluted net loss per share	$(1.23)	$(0.49)	$(0.80)

     The following table sets forth the number of potential shares of common stock that have been excluded from diluted net loss per share because their effect was anti-dilutive:

	Year Ended December 31,
	2010	2009	2008
Options to purchase common shares	2,477,037	2,865,736	2,208,854
Outstanding warrants and options to purchase warrants	11,832,826	9,934,253	2,972,049
Novartis convertible note payable	—	14,944,980	7,537,921
MHR note payable	6,675,512	5,983,146	5,362,596

	20,985,375	33,728,115	18,081,420

Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Commitments and Contingencies [Abstract]
Commitments and Contingencies
13. Commitments and Contingencies
Commitments. At the beginning of 2009 we had leased approximately 80,000 square feet of office space at 765 Old Saw Mill River Road, Tarrytown, NY for use as administrative offices and laboratories. The lease for our administrative and laboratory facilities had been set to expire on August 31, 2012. However, on April 29, 2009, the Company entered into a Lease Termination Agreement (the “Agreement”) with BMR-Landmark at Eastview, LLC, a Delaware limited liability company (“BMR”) pursuant to which the Company and BMR terminated the lease of space at 765 Old Saw Mill River Road in Tarrytown, NY. Pursuant to the Agreement, the Lease was terminated effective as of April 1, 2009. The Agreement provided that the Company make the following payments to BMR: (a)  $1 million, paid upon execution of the Agreement, (b)  $0.5 million, paid six months after the execution date of the Agreement, and (c)  $0.75 million, payable twelve months after the execution date of the Agreement. Initial and six months payments were made on schedule. Although the final payment was due originally on April 29, 2010, on March 17, 2010 the Company and BMR agreed to amend the Agreement (the “Amendment”). According to the Amendment, the final payment was modified as follows: the Company was to pay Eight Hundred Thousand Dollars ( $800,000), as follows: (i) Two Hundred Thousand Dollars ( $200,000) within five (5) days after the Execution Date and (ii) One Hundred Thousand Dollars ( $100,000) on each of the following dates: July 15, 2010, August 15, 2010, September 15, 2010, October 15, 2010, November 15, 2010, and December 15, 2010. Through July 1, 2011, the Company paid in full  $800,000 of principal plus  $28,250 interest for late payments in accordance with the terms of the Lease Agreement.
We continue to lease office space at 240 Cedar Knolls Road, Cedar Knolls, NJ under a non-cancellable operating lease expiring in 2013.
The Company evaluates the financial consequences of legal actions periodically or as facts present themselves and books accruals to account for its best estimate of future costs accordingly.
Contingencies. In the ordinary course of business, we enter into agreements with third parties that include indemnification provisions which, in our judgment, are normal and customary for companies in our industry sector. These agreements are typically with business partners, clinical sites, and suppliers. Pursuant to these agreements, we generally agree to indemnify, hold harmless, and reimburse indemnified parties for losses suffered or incurred by the indemnified parties with respect to our product candidates, use of such product candidates, or other actions taken or omitted by us. The maximum potential amount of future payments we could be required to make under these indemnification provisions is unlimited. We have not incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. As a result, the estimated fair value of liabilities relating to these provisions is minimal. Accordingly, we have no liabilities recorded for these provisions as of June 30, 2011.
In the normal course of business, we may be confronted with issues or events that may result in a contingent liability. These generally relate to lawsuits, claims, environmental actions or the action of various regulatory agencies. If necessary, management consults with counsel and other appropriate experts to assess any matters that arise. If, in our opinion, we have incurred a probable loss as set forth by accounting principles generally accepted in the U.S., an estimate is made of the loss and the appropriate accounting entries are reflected in our financial statements. After consultation with legal counsel, we do not anticipate that liabilities arising out of currently pending or threatened lawsuits and claims will have a material adverse effect on our financial position, results of operations or cash flows.

16. Commitments and Contingencies
     Commitments. At the beginning of 2009, we had leased approximately 80,000 square feet of office space at 765 Old Saw Mill River Road, Tarrytown, NY for use as administrative offices and laboratories. The lease for our administrative and laboratory facilities had been set to expire on August 31, 2012. However, on April 29, 2009, the Company entered into a Lease Termination Agreement (the “Lease Agreement”) with BMR-Landmark at Eastview, LLC, a Delaware limited liability company (“BMR”) pursuant to which the Company and BMR terminated the lease of space at 765 Old Saw Mill River Road in Tarrytown, NY. Pursuant to the Lease Agreement, the Lease was terminated effective as of April 1, 2009. The Lease Agreement provided that the Company make the following payments to BMR: (a)  $1 million, paid upon execution of the Lease Agreement, (b)  $0.5 million, paid six months after the execution date of the Lease Agreement, and (c)  $0.75 million, payable twelve months after the execution date of the Lease Agreement. Initial and six months payments were made on schedule. Although the final payment was due originally on April 29, 2010, on March 17, 2010 the Company and BMR agreed to amend the Lease Agreement (the “Lease Amendment”). According to the Lease Amendment, the final payment was modified as follows: the Company will pay Eight Hundred Thousand Dollars ( $800,000), as follows: (i) Two Hundred Thousand Dollars ( $200,000) within five (5) days after the Execution Date and (ii) One Hundred Thousand Dollars ( $100,000) on each of the following dates: July 15, 2010, August 15, 2010, September 15, 2010, October 15, 2010, November 15, 2010, and December 15, 2010. Through March 1, 2011 the Company paid  $600,000 of the principal plus  $21,000 interest for late payments in accordance with the terms of the Lease Agreement.
     We continue to lease office space at 240 Cedar Knolls Road, Cedar Knolls, NJ under a non-cancellable operating lease expiring in 2013.
     As of December 31, 2010, future minimum rental payments are as follows:

Years Ending December 31,	(In thousands)
2011	353
2012	360
2013	31

Total	744
     Rent expense for the years ended December 31, 2010, 2009 and 2008 was  $0.3 million,  $0.7 million and  $2.3 million, respectively. Additional charges under this lease for real estate taxes and common maintenance charges for the years ended December 31, 2010, 2009 and 2008, were  $0.03 million,  $0.5 million and  $0.8 million, respectively.
     In accordance with the lease agreement in Cedar Knolls, NJ, the Company has entered into a standby letter of credit in the amount of  $246 thousand as a security deposit. The standby letter of credit is fully collateralized with a time certificate of deposit account in the same amount. The certificate of deposit has been recorded as a restricted cash balance in the accompanying financials. As of December 31, 2010, there are no amounts outstanding under the standby letter of credit.
     In April 2005, the Company entered into an amended and restated employment agreement with its then Chief Executive Officer, Dr. Michael M. Goldberg, for services through July 31, 2007. On January 16, 2007, the Board of Directors terminated Dr. Goldberg’s services. On April 26, 2007, the Board of Directors held a special hearing at which it determined that Dr. Goldberg’s termination was for cause. On March 22, 2007, Dr. Goldberg, through his counsel, filed a demand for arbitration asserting that his termination was without cause and seeking  $1,048,000 plus attorney’s fees, interest, arbitration costs and other relief alleged to be owed to him in connection with his employment agreement with the Company. During the arbitration, Dr. Goldberg sought a total damage amount of at least  $9,223,646 plus interest. On February 11, 2010, the arbitrator issued the final award in favor of Dr. Goldberg for a total amount of approximately  $2,333,115 plus interest and fees as full and final payment for all claims, defenses, counterclaims, and related matters. The Company opposed Dr. Goldberg’s petition to confirm the arbitration award. On July 12, 2010 the award was confirmed by the court. As of August 10, 2010, the Company adjusted its estimate of costs to settle this matter to approximately  $2.6 million to account for potential additional interest costs on the settlement amount and additional legal fees. On September 23, 2010, the Company paid approximately  $2.6 million as the full and final settlement of this matter.
     The Company evaluates the financial consequences of legal actions periodically or as facts present themselves and books accruals to account for its best estimate of future costs accordingly.
     Contingencies. In the ordinary course of business, we enter into agreements with third parties that include indemnification provisions which, in our judgment, are normal and customary for companies in our industry sector. These agreements are typically with business partners, clinical sites, and suppliers. Pursuant to these agreements, we generally agree to indemnify, hold harmless, and reimburse indemnified parties for losses suffered or incurred by the indemnified parties with respect to our product candidates, use of such product candidates, or other actions taken or omitted by us. The maximum potential amount of future payments we could be required to make under these indemnification provisions is unlimited. We have not incurred material costs to defend lawsuits or settle claims related to these indemnification provisions. As a result, the estimated fair value of liabilities relating to these provisions is minimal. Accordingly, we have no liabilities recorded for these provisions as of December 31, 2010.
     In the normal course of business, we may be confronted with issues or events that may result in a contingent liability. These generally relate to lawsuits, claims, environmental actions or the action of various regulatory agencies. If necessary, management consults with counsel and other appropriate experts to assess any matters that arise. If, in our opinion, we have incurred a probable loss as set forth by accounting principles generally accepted in the U.S., an estimate is made of the loss and the appropriate accounting entries are reflected in our financial statements. After consultation with legal counsel, we do not anticipate that liabilities arising out of currently pending or threatened lawsuits and claims will have a material adverse effect on our financial position, results of operations or cash flows.
Restructuring Expense
     On December 8, 2008, as part of our efforts to improve operational efficiency we decided to close our research and development facilities in Tarrytown to reduce costs and improve operating efficiency. As of December 8, 2008 we terminated all research and development staff and ceased using approximately 85% of the facilities which resulted in a restructuring charge of approximately  $3.8 million in the fourth quarter, 2008. As part of the restructuring charge, we wrote down the value of our leasehold improvements in Tarrytown by approximately  $1.0 million (net); additionally, the useful life of leasehold improvements in portions of the facility that were still in use as of December 31, 2008 was recalculated, resulting in an accelerated charge to amortization expense of approximately  $0.1 million.
     In accordance with FASB ASC 420-10-5, Exit or Disposal Cost Obligations, we estimated our liability for net costs associated with terminating our lease obligation for the laboratory and office facilities in Tarrytown and recorded a charge net of estimated sublease income. To develop our estimate, we considered our liability under the Tarrytown lease, and estimated costs to be incurred to satisfy rental commitments under the lease, the lead — time necessary to sublease the space, projected sublease rental rates, and the anticipated duration of subleases. We validated our estimate and assumptions through consultations with independent third parties having relevant expertise. We used a credit adjusted risk — free rate of 1.55% to discount estimated cash flows. We intend to review our estimate and assumptions on a quarterly basis or more frequently as appropriate; and will make modifications to the estimated liability as deemed appropriate, based on our judgment to reflect changing circumstances. Any change in our estimate may result in additional restructuring charges, and those charges may be material.
     The restructuring liability at December 31, 2008 of  $2.9 million related primarily to the portion of the Tarrytown facility we ceased using as of December 8, 2008, and was recorded at net present value, and included several obligations related to the restructuring. We classified  $0.9 million as short term as of December 31, 2008 and  $2.0 million as long term. We recorded  $3.8 million in restructuring expenses comprised of  $2.6 million lease restructuring expense (net of subleases),  $0.2 million in termination benefits (employee severance and related costs) and  $1.0 million in leasehold improvement abandonment. In December 2008, we made  $47 thousand in net rental payments (calculated at net present value) on the Tarrytown property and made termination payments of  $91 thousand which represent employee severance and benefits charges. The restructuring liability was reduced by these amounts.
     See also the description of the Terminated Lease Agreement described in “Commitments and Contingencies” above.
     The restructuring activity and related liability are as follows ( $ thousands):

	Liability at	Lease		Liability at	Lease		Liability at
	December 31,	Termination	Cash	December 31,	Termination	Cash	December 31,
	2008	Adjustment	Payments	2009	Adjustment	Payments	2010
Lease restructuring expense	$2,772	$(353)	$(1,669)	$750	$50	$(500)	$300
Employee severance and related costs	108	(3)	(105)	—	—	—	—

	$2,880	$(356)	$(1,774)	$750	$50	$(500)	$300

Restructuring Expense	6 Months Ended
Jun. 30, 2011
Restructuring Expense [Abstract]
Restructuring Expense
14. Restructuring Expense
On December 8, 2008, as part of our efforts to improve operational efficiency we decided to close our research and development facilities in Tarrytown, NY to reduce costs and improve operating efficiency which resulted in a restructuring charge of approximately  $3.8 million in the fourth quarter, 2008. On April 29, 2009, the Company entered into the Lease Termination Agreement with BMR, and credited the restructuring charge of  $0.35 million in accordance with the terms of the Agreement. On March 17, 2010 the Company and BMR amended the Agreement as described in this Note (above). Consequently, the restructuring liability was readjusted to reflect the terms of the Amendment accordingly.
Adjustments to the restructuring liability are as follows ( $ thousands):

	Liability at	Cash	Adjustment to	Liability at
	December 31, 2010	Payments	the Liability	June 30, 2011
Lease restructuring expense	$300	$(300)	$—	$—

Income Taxes	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Income Taxes
15. Income Taxes
The Company is primarily subject to United States federal and New Jersey state income tax. The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. As of December 31, 2010 and June 30, 2011, the Company had no accruals for interest or penalties related to income tax matters. For the three and six months ended June 30, 2011 and 2010, the effective income tax rate was 0%. The difference between the Company’s effective income tax rate and the Federal statutory rate of 35% is attributable to state tax benefits and tax credits offset by changes in the deferred tax valuation allowance.

10. Income Taxes
     Since the Company has recurring losses and a valuation allowance against deferred tax assets, there is no tax expense (benefit) for all periods presented.
     As of December 31, 2010, we have available unused federal net operating loss (NOL) carry-forwards of  $344 million and New York NOL carry-forwards of  $296 million, of which  $4.4 million,  $1.1 million and  $15.6 million will expire in 2011, 2012 and 2013, respectively, with the remainder expiring in various years from 2019 to 2030. We have New Jersey NOL carry-forwards of  $51.5 million, which will expire in 2014 through 2017. We have research and development tax credit carry-forwards which will expire in various years from 2011 through 2030.
     The effective rate differs from the statutory rate of 34% for 2010, 2009, and 2008 primarily due to the following:

	2010	2009	2008
Statutory rate on pre-tax book loss	(34.00)%	(34.00)%	(34.00)%
Stock option issuance	0.19%	1.62%	0.32%
Disallowed interest	9.96%	(13.51)%	0.93%
Derivatives	14.13%	5.74%	(3.09)%
Research and experimentation tax credit	0.00%	0.00%	(0.71)%
Expired net operating losses and credits	1.53%	20.14%	12.12%
Other	0.01%	(0.01)%	0.04%
Change in federal valuation allowance	8.18%	20.02%	24.39%

	0.00%	0.00%	0.00%

     The tax effect of temporary differences, net operating loss carry-forwards, and research and experimental tax credit carry-forwards as of December 31, 2010 and 2009 is as follows:

	December 31,
	2010	2009
	(In thousands)
Deferred tax assets and valuation allowance:
Current deferred tax asset:
Accrued liabilities	$218	$1,213
Valuation allowance	(218)	(1,213)

Net current deferred tax asset	$—	$—

Non-current deferred tax assets:
Fixed and intangible assets	$(87)	$(50)
Net operation loss carry-forwards	120,034	122,296
AMT credit carry-forwards	74	—
Capital loss and charitable carry-forwards	2,779	2,779
Research and experimental tax credits	11,986	12,188
Stock compensation	997	808
Deferred revenue	12,595	4,591
Interest	3,461	2,534
Valuation allowance	(151,839)	(145,146)

Net non-current deferred tax asset	$—	$—

     Future ownership changes may limit the future utilization of these net operating loss and research and development tax credit carry-forwards as defined by the Internal Revenue Code. The amount of any potential limitation is unknown. The net deferred tax asset has been fully offset by a valuation allowance due to our history of taxable losses and uncertainty regarding our ability to generate sufficient taxable income in the future to utilize these deferred tax assets.
     On January 1, 2007, we adopted the provisions of ASC 740-10-25. ASC 740-10-25 provides recognition criteria and a related measurement model for uncertain tax positions taken or expected to be taken in income tax returns. ASC 740-10-25 requires that a position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not that the position would be sustained upon examination by tax authorities. Tax positions that meet the more likely than not threshold are then measured using a probability weighted approach recognizing the largest amount of tax benefit that is greater than 50% likely of being realized upon ultimate settlement. The Company had no tax positions relating to open income tax returns that were considered to be uncertain. Accordingly, we have not recorded a liability for unrecognized tax benefits upon adoption of ASC 740-10-25. There continues to be no liability related to unrecognized tax benefits at December 31, 2009.
     The Company’s 2007, 2008 and 2009 federal, New York and New Jersey tax returns remain subject to examination by the respective taxing authorities. In addition, net operating losses and research tax credits arising from prior years are also subject to examination at the time that they are utilized in future years. Neither the Company’s federal or state tax returns are currently under examination.

New Accounting Pronouncements	6 Months Ended
Jun. 30, 2011
New Accounting Pronouncements [Abstract]
New Accounting Pronouncements
16. New Accounting Pronouncements
In May 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2011-04, which updated the guidance in ASC Topic 820, Fair Value Measurement. The amendments in this ASU generally represent clarifications of Topic 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This update results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. The amendments in this ASU are to be applied prospectively. For public entities, the amendments are effective for interim and annual periods beginning after December 15, 2011, and early application is not permitted. ASU 2011-04 is not expected to have a material impact on the Company’s financial position or results of operations.
In December 2010, the FASB issued ASU 2010-29, “Business Combinations (ASC Topic 805): Disclosure of Supplementary Pro Forma Information for Business Combinations.” The amendments in this ASU affect any public entity as defined by ASC Topic 805 that enters into business combinations that are material on an individual or aggregate basis. The amendments in this ASU specify that if a public entity presents comparative financial statements, the entity should disclose revenue and earnings of the combined entity as though the business combination(s) that occurred during the current year had occurred as of the beginning of the comparable prior annual reporting period only. The amendments also expand the supplemental pro forma disclosures to include a description of the nature and amount of material, nonrecurring pro forma adjustments directly attributable to the business combination included in the reported pro forma revenue and earnings. The amendments are effective prospectively for business combinations for which the acquisition date is on or after the beginning of the first annual reporting period beginning on or after December 15, 2010. The adoption of ASU 2010-29 did not have a material impact on the Company’s results of operations or financial condition.
In December 2010, the FASB issued ASU 2010-28, “Intangibles — Goodwill and Other (ASC Topic 350): When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts.” The amendments in this ASU modify Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts. For those reporting units, an entity is required to perform Step 2 of the goodwill impairment test if it is more likely than not that a goodwill impairment exists. In determining whether it is more likely than not that a goodwill impairment exists, an entity should consider whether there are any adverse qualitative factors indicating that an impairment may exist. The qualitative factors are consistent with the existing guidance and examples, which require that goodwill of a reporting unit be tested for impairment between annual tests if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying amount. For public entities, the amendments in this ASU are effective for fiscal years, and interim periods within those years, beginning after December 15, 2010. The adoption of ASU 2010-28 did not have a material impact on the Company’s results of operations or financial condition.
In April 2010, the FASB issued ASU 2010-17, Revenue Recognition — Milestone Method (“ASU 2010-17”). ASU 2010-17 provides guidance on the criteria that should be met for determining whether the milestone method of revenue recognition is appropriate. A vendor can recognize consideration that is contingent upon achievement of a milestone in its entirety as revenue in the period in which the milestone is achieved only if the milestone meets all criteria to be considered substantive. The following criteria must be met for a milestone to be considered substantive. The consideration earned by achieving the milestone should (i) be commensurate with either the level of effort required to achieve the milestone or the enhancement of the value of the item delivered as a result of a specific outcome resulting from the vendor’s performance to achieve the milestone; (ii) be related solely to past performance; and (iii) be reasonable relative to all deliverables and payment terms in the arrangement. No bifurcation of an individual milestone is allowed and there can be more than one milestone in an arrangement. Accordingly, an arrangement may contain both substantive and non-substantive milestones. ASU 2010-17 is effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. The adoption of ASU 2010-17 did not have a material effect on the Company’s results of operations or financial condition.
In October 2009, the FASB issued ASU 2009-13, Multiple-Deliverable Revenue Arrangements, (amendments to FASB ASC Topic 605, Revenue Recognition ) (“ASU 2009-13”). ASU 2009-13 requires entities to allocate revenue in an arrangement using estimated selling prices of the delivered goods and services based on a selling price hierarchy. The amendments eliminate the residual method of revenue allocation and require revenue to be allocated using the relative selling price method. ASU 2009-13 should be applied on a prospective basis for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010, with early adoption permitted. The adoption of ASU 2009-13 did not have a material impact on the Company’s results of operations or financial condition.
Management does not believe there would have been a material effect on the accompanying financial statements had any other recently issued, but not yet effective, accounting standards been adopted in the current period.

Summarized Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 31, 2010
Summarized Quarterly Financial Data (Unaudited) [Abstract]
Summarized Quarterly Financial Data (Unaudited)
17. Summarized Quarterly Financial Data (Unaudited)
     Following are summarized quarterly financial data (unaudited) for the years ended December 31, 2010 and 2009:

	2010
	March 31	June 30	September 30
	(Restated)(1)	(Restated)(1)	(Restated)(1)	December 31
		(In thousands)
Total revenue	$14	$57	$5	$24
Operating loss	(3,008)	(3,117)	(3,875)	(1,543)
Net (loss) income	(17,259)	(31,573)	10,082	(18,159)
Net (loss) income per share, basic	$(0.41)	$(0.73)	$0.21	$(0.35)
Net (loss) income per share, diluted	$(0.41)	$(0.73)	$0.20	$(0.35)

	2009 Restated(1)
	March 31	June 30	September 30	December 31
		(In thousands)
Total revenue	$—	$—	$—	$92
Operating loss	(4,659)	(2,998)	(3,393)	(3,502)
Net loss	(4,381)	(3,103)	(2,907)	(6,430)
Net (loss) per share, basic and diluted	$(0.14)	$(0.10)	$(0.08)	$(0.15)

(1)	For a description of such restatement of the Company’s financial statements see Note 19 (below).

Fair Value	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Fair Value [Abstract]
Fair Value
17. Fair Value
In accordance with FASB ASC 820, “Fair Value Measurements and Disclosures”, the following table represents the Company’s fair value hierarchy for its financial assets and liabilities measured at fair value on a recurring basis as of June 30, 2011 and December 31, 2010:

	Level 2	Level 2
	June 30, 2011	December 31, 2010
	( $ thousands)	( $ thousands)
Derivative instruments (short term)	$7,155	$22,940
Derivative instruments (long term)	6,895	11,166

Total	$14,050	$34,106

Some of the Company’s financial instruments are not measured at fair value on a recurring basis but are recorded at amounts that approximate fair value due to their liquid or short-term nature, such as cash and cash equivalents, receivables and payables.
We have determined that it is not practical to estimate the fair value of our notes payable because of their unique nature and the costs that would be incurred to obtain an independent valuation. We do not have comparable outstanding debt on which to base an estimated current borrowing rate or other discount rate for purposes of estimating the fair value of the notes payable and we have not been able to develop a valuation model that can be applied consistently in a cost efficient manner. These factors all contribute to the impracticability of estimating the fair value of the notes payable. At June 30, 2011, the carrying value of the notes payable and accrued interest was  $26.7 million.

18. Fair Value
     In accordance with FASB ASC 820, Fair Value Measurements and Disclosures, the following table represents the Company’s fair value hierarchy for its financial liabilities measured at fair value on a recurring basis as of December 31, 2010:

Level 2
2010
(In thousands)
Derivative instruments (short term)	$22,940
Derivative instruments (long term)	11,166

Total	$34,106

     The derivative instruments were valued using the market approach, which is considered Level 2 because it uses inputs other than quoted prices in active markets that are either directly or indirectly observable. Accordingly, the derivatives were valued using the Black-Scholes model. See Note 9 for significant observable inputs used in the Black-Scholes model.

Restatement of Previously Issued Financial Statements	12 Months Ended
Dec. 31, 2010
Restatement of Previously Issued Financial Statements [Abstract]
Restatement of Previously Issued Financial Statements
19. Restatement of Previously Issued Financial Statements
     On March 28, 2011, Management of Emisphere Technologies, Inc. (the “Company”), after consulting with the Audit Committee of the Board of Directors and with McGladrey and Pullen, LLP (“McGladrey”), its independent registered public accounting firm, concluded that the Company’s previously issued financial statements included in its quarterly interim period reports previously reported on Forms 10-Q for the periods ended March 31, June 30, and September 30, 2009 and 2010, and its annual report on Form 10-K for the period ended December 31, 2009 (the “Financial Statement Periods”) should no longer be relied upon due to errors in the application of accounting guidance regarding the determination of whether a financial instrument is indexed to its own stock. At the time these financial statements were originally issued, the Company had reviewed its accounting for the adoption of Financial Accounting Standards Board Accounting Codification Topic 815-40-15-5, “Evaluating Whether an Instrument Is Considered Indexed to an Entity’s Own Stock” (“FASB 815-40-15-5” or the “Guidance”) and concluded it was in accordance with GAAP. The Company’s adoption of the Guidance was not straightforward because GAAP specifies the application of a level interest method to amortize interest and debt discounts in accordance with FASB 835-30-35-2, “The Interest Method” (“FASB 835-30-35-2”) . In adopting the guidance, the Company estimated the fair value of the bifurcated conversion feature embedded in the Company’s 11% senior secured convertible notes in favor of MHR Institutional Partners IIA due September 26, 2012 (collectively, the “MHR Convertible Notes”) as a derivative liability and developed an amortization schedule to recognize non-cash interest expense and debt discounts over time. In accordance with the guidance, the Company deducted the incremental value of the conversion feature from the book value of the instrument at its inception. Because the fair value of the conversion feature was in excess of the book value of the instrument, the Company believed it could not apply a level rate method to determine the amortization schedule because the resulting book value would have been  $0 and because it is mathematically impossible to apply a level interest rate to amortize from a  $0 balance. Therefore, the Company developed an amortization schedule that it believed was consistent with the adoption of the new accounting guidance and was still representative of the economic substance of the financial instrument. This accounting treatment was reflected in the Company’s financial statements during the Financial Statement Periods.
     McGladrey audited the Company’s financial statements for 2009. The Company’s Audit Committee and Management discussed the results of the audit including a review of financial statements for 2009 with McGladrey.
     On March 24, 2011, McGladrey notified the Company that the amortization schedule described above was not in accordance with the level rate method required by GAAP and that it should be recalculated accordingly. McGladrey further notified the Company that as a result of this error, the financial statements did not reflect the proper amortization of non-cash interest expense and debt discounts in connection with the bifurcated conversion feature embedded in the MHR Convertible Notes as a derivative liability. McGladrey further notified the Company that it should make disclosures and take appropriate actions to prevent future reliance on the financial statements disclosed in the Financial Statement Periods.
     After discussions between Management, the Audit Committee and McGladrey, the Company reevaluated its accounting for the adoption of the Guidance and for its assessment of the debt modification entered into during June 2010 and determined that its original accounting was incorrect. Consequently, the Company determined to restate its financial statements for the Financial Statement Periods. The Company used the level rate method in accordance with FASB 835-30-35-2 to revise its amortization schedule in accordance with GAAP. The Company assigned a beginning balance nominally close to  $0 to develop this amortization schedule. The restatements of financial statements previously reported on Forms 10-Q for the periods ended March 31, June 30, and September 30, 2009 and 2010, and on Form 10-K for the period ended December 31, 2009 will reflect adjustments primarily to correct for the revised amortization schedule and resulting overstatement of non-cash interest charges and the recorded value of notes payable, which included the effects of the accretion of debt discount resulting from the valuation of the embedded derivative associated with the MHR Convertible Note. Additionally, after correcting the misapplication of guidance for determining whether a financial instrument is indexed to its own stock, the Company reevaluated its accounting for debt modification in connection with the Master Agreement and Amendment by and between the Company and Novartis Pharma AG dated June 4, 2010 and the letter agreement entered into with MHR in connection therewith and concluded that modifications to the MHR Convertible Notes should have been accounted for as extinguishment of debt in accordance with FASB ASC 470-50, “Modifications and Extinguishments”, which resulted in a  $17.0 million non-cash adjustment to recognize the loss on extinguishment of debt.
     The Company emphasizes that all reclassifications and related charges to correct the misapplication of the relevant accounting pronouncement and subsequent debt modification adjustment have no impact on the Company’s operating income, its cash position, its cash flows or its future cash requirements.
     The tables below summarize the impact of the restatements described above on financial information previously reported on the Company’s Forms 10-Q for the periods ended March 31, June 30, and September 30, 2009 and 2010 and on Form 10-K for the period ended December 2009. The restatement did not impact cash flow from operating, investing, or financing activities.
Audited Financial Statements:

	Restated			As Reported
	2009	Adjustments		2009
	( $thousands, except per share data)
BALANCE SHEET DATA:
Assets
Deferred financing costs	$—	$(346	)(1)	$346
Total assets	$5,587	$(346)		$5,933
Liabilities
Notes payable, including accrued interest	$93	$(12,983	)(1)	$13,076
Total liabilities	$40,814	$(12,983)		$53,797
Equity
Accumulated deficit	$(424,034)	$12,637	(1)	$(436,671)
Total stockholders’ deficit	$(35,227)	$12,637		$(47,864)
STATEMENT OF OPERATIONS
SELECTED DATA:
Other non-operating income (expense)
Interest expense, related party	$(82)	$4,422	(1)	$(4,504)
Total other non-operating income (expense)	$(2,269)	$4,422		$(6,691)
Net loss	$(16,821)	$4,422		$(21,243)
Loss per common share, basic and diluted	$(0.49)	$0.12		$(0.61)
CASH FLOW DATA:
Net loss	$(16,821)	$4,422		$(21,243)
Non-cash interest expense related party	$82	$(4,422)		$4,504
Net cash used in operating activities	$(11,931)	$—		$(11,931)

(1)	Adjustment to amortize debt discounts and deferred financing fees based a number nominally close to zero to enable interest and debt discounts to be accreted over the life of the debt using a level yield method
2009 Balance Sheets (unaudited —  $thousands)

	March 31,			June 30,			September 30,
	Restated		Reported	Restated		Reported	Restated		Reported
	2009	Adjustments	2009	2009	Adjustments	2009	2009	Adjustments	2009
Assets:
Current assets:
Cash and cash equivalents	3,951	—	3,951	1,279	—	1,279	6,975	—	6,975
Accounts receivable, net	15	—	15	72	—	72	21	—	21
Prepaid expenses and other current assets	300	—	300	402	—	402	253	—	253
Total current assets	4,266	—	4,266	1,753	—	1,753	7,249	—	7,249
Equipment and leasehold improvements, net	312	—	312	244	—	244	161	—	161
Purchased technology, net	1,256	—	1,256	1,196	—	1,196	1,137	—	1,137
Restricted cash	255	—	255	255	—	255	255	—	255
Other assets(1)	—	(404)	404	—	(386)	386	—	(367)	367
Total assets	6,089	(404)	6,493	3,448	(386)	3,834	8,802	(367)	9,169
Liabilities and Stockholders’ Deficit:
Current liabilities:
Notes payable, including accrued interest and net of related discount	12,146	—	12,146	12,283	—	12,283	12,422	—	12,422
Accounts payable and accrued expenses	3,288	—	3,288	3,403	—	3,403	4,511	—	4,511
Deferred revenue, current	110	—	110	—	—	—	9	—	9
Derivative instruments Related party	173	—	173	337	—	337	2,179	—	2,179
Others	268	—	268	557	—	557	2,042	—	2,042
Restructuring accrual, current	1,503	—	1,503	1,253	—	1,253	1,253	—	1,253
Other current liabilities	22	—	22	48	—	48	51	—	51
Total current liabilities	17,510	—	17,510	17,881	—	17,881	22,467	—	22,467
Notes payable, including accrued interest and net of related discount	19	(9,655)	9,674	32	(10,721)	10,753	52	(11,831)	11,883
Restructuring accrual	750	—	750	—	—	—	—	—	—
Deferred revenue	11,403	—	11,403	11,460	—	11,460	11,467	—	11,467
Derivative instrument related party	3,194	—	3,194	3,224	—	3,224	3,800	—	3,800
Deferred lease liability and other liabilities	123	—	123	96	—	96	90	—	90
Total liabilities	32,999	(9,655)	42,654	32,693	(10,721)	43,414	37,876	(11,831)	49,707
Stockholders’ deficit:
Preferred stock, $.01 par value; authorized 1,000,000 shares	—	—	—	—	—	—	—	—
Common stock, $.01 par value; authorized 100,000,000 shares; issued 30,630,810 shares (30,341,078 outstanding) ; issued 30,630,810 (30,341,078 outstanding); issued 42,360,133 (42,070,401 outstanding) in the first, second and third quarter , respectively	306	—	306	306	—	306	424	—	424
Additional paid-in-capital	388,330	—	388,330	389,098	—	389,098	392,059	—	392,059
Accumulated deficit	(411,594)	9,251	(420,845)	(414,697)	10,335	(425,032)	(417,605)	11,464	(429,069)
Common stock held in treasury, at cost; 289,732 shares	(3,952)	—	(3,952)	(3,952)	—	(3,952)	(3,952)	—	(3,952)
Total stockholders’ deficit	(26,910)	9,251	(36,161)	(29,245)	10,335	(39,580)	(29,074)	11,464	(40,538)
Total liabilities and stockholders’ deficit	6,089	(404)	6,493	3,448	(386)	3,834	8,802	(367)	9,169

(1)	Adjustment to amortize debt discounts and deferred financing fees based a number nominally close to zero to enable interest and debt discounts to be accreted over the life of the debt using a level yield method
2009 Statements of Operations — Quarterly (unaudited —  $thousands, except per share data)

	Three Months Ended March 31,			Three Months Ended June 30,			Three Months Ended September 30,
	Restated		Reported	Restated		Reported	Restated		Reported
	2009	Adjustments	2009	2009	Adjustments	2009	2009	Adjustments	2009
Revenue	—	—	—	—	—	—	—	—	—
Costs and expenses:
Research and development	1,923	—	1,923	748	—	748	782	—	782
General and administrative expenses	2,921	—	2,921	2,933	—	2,933	2,493	—	2,493
Restructuring costs	(353)	—	(353)	—	—	—	—	—	—
Gain on disposal of fixed assets	(43)	—	(43)	(779)	—	(779)	(2)	—	(2)
Depreciation and amortization	211	—	211	96	—	96	120	—	120
Total costs and expenses	4,659	—	4,659	2,998	—	2,998	3,393	—	3,393
Operating income (loss)	(4,659)	—	(4,659)	(2,998)	—	(2,998)	(3,393)	—	(3,393)
Other non-operating income (expense):
Other income (expense)	41	—	41	27	—	27	24	—	24
Sublease income	232	—	232	—	—	—	—	—	—
Sale of patents	—	—	—	500	—	500	—	—	—
Change in fair value of derivative instruments
Related party(1)	113	—	113	(193)	—	(193)	45	—	45
Other	35	—	35	(289)	—	(289)	576	—	576
Interest expense
Related party	(8)	1,036	(1,044)	(13)	1,084	(1,097)	(20)	1,130	(1,150)
Other	(135)	—	(135)	(137)	—	(137)	(139)	—	(139)
Total other non-operating income (expense)	278	1,036	(758)	(105)	1,084	(1,189)	486	1,130	(644)
Net loss	(4,381)	1,036	(5,417)	(3,103)	1,084	(4,187)	(2,907)	1,130	(4,037)
Net loss per share, basic and diluted	(0.14)	0.04	(0.18)	(0.10)	0.04	(0.14)	(0.08)	0.03	(0.11)
Weighted average shares outstanding, basic and diluted	30,341,078		30,341,078	30,341,078		30,341,078	35,695,769		35,695,769

(1)	Adjustment to amortize debt discounts and deferred financing fees based a number nominally close to zero to enable interest and debt discounts to be accreted over the life of the debt using a level yield method
2009 Statements of Operations — Year to Date (unaudited —  $thousands, except per share data)

	Three Months Ended March 31,			Three Months Ended June 30,			Three Months Ended September 30,
	Restated		Reported	Restated		Reported	Restated		Reported
	2009	Adjustments	2009	2009	Adjustments	2009	2009	Adjustments	2009
Revenue	—	—	—	—	—	—	—	—	—
Costs and expenses:
Research and development	1,923	—	1,923	2,670	—	2,670	3,452	—	3,452
General and administrative expenses	2,921	—	2,921	5,855	—	5,855	8,348	—	8,348
Restructuring costs	(353)	—	(353)	(353)	—	(353)	(353)	—	(353)
Gain on disposal of fixed assets	(43)	—	(43)	(822)	—	(822)	(824)	—	(824)
Depreciation and amortization	211	—	211	307	—	307	427	—	427
Total costs and expenses	4,659	—	4,659	7,657	—	7,657	11,050	—	11,050
Operating income (loss)	(4,659)	—	(4,659)	(7,657)	—	(7,657)	(11,050)	—	(11,050)
Other non-operating income (expense):
Other income (expense)	41	—	41	68	—	68	91	—	91
Sublease income	232	—	232	232	—	232	232	—	232
Sale of patents	—	—	—	500	—	500	500	—	500
Change in fair value of derivative instruments
Related party(1)	113	—	113	(80)	—	(80)	(35)	—	(35)
Other	35	—	35	(254)	—	(254)	322	—	322
Interest expense
Related party	(8)	1,036	(1,044)	(21)	2,119	(2,140)	(41)	3,249	(3,290)
Other	(135)	—	(135)	(273)	—	(273)	(411)	—	(411)
Total other non-operating income (expense)	278	1,036	(758)	172	2,119	(1,947)	658	3,249	(2,591)
Net loss	(4,381)	1,036	(5,417)	(7,485)	2,119	(9,604)	(10,392)	3,249	(13,641)
Net loss per share, basic and diluted	(0.14)	0.04	(0.18)	(0.25)	0.07	(0.32)	(0.32)	0.10	(0.42)
Weighted average shares outstanding, basic and diluted	30,341,078		30,341,078	30,341,078		30,341,078	32,188,554		32,188,554

(1)	Adjustment to amortize debt discounts and deferred financing fees based a number nominally close to zero to enable interest and debt discounts to be accreted over the life of the debt using a level yield method
2009 Statements of Cash Flows (unaudited —  $thousands)

	Three Months Ended March 31,			Six Months Ended June 30,			Nine Months Ended September 30,
	Restated		Reported	Restated		Reported	Restated		Reported
	2009	Adjustments	2009	2009	Adjustments	2009	2009	Adjustments	2009
Cash flows from operating activities:
Net loss	(4,381)	1,036	(5,417)	(7,485)	2,119	(9,604)	(10,392)	3,249	(13,641)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	151	—	151	187	—	187	248	—	248
Amortization	60	—	60	120	—	120	179	—	179
Change in fair value of derivative instruments	(148)	—	(148)	334	—	334	(286)	—	(286)
Non-cash interest expense(1)	143	(1,036)	1,179	294	(2,119)	2,413	452	(3,249)	3,701
Non-cash compensation expense	238	—	238	1,007	—	1,007	1,301	—	1,301
Gain on disposal of fixed assets	(43)	—	(43)	(822)	—	(822)	(824)	—	(824)
Changes in assets and liabilities excluding non-cash transactions:
Decrease in accounts receivable	217	—	217	160	—	160	211	—	211
Decrease (increase) in prepaid expenses and other current assets	(27)	—	(27)	(129)	—	(129)	20	—	20
Increase in deferred revenue	186	—	186	133	—	133	149	—	149
Increase in accounts payable and accrued expenses	927	—	927	1,042	—	1,042	2,160	—	2,160
Increase in other current liabilities	2	—	2	28	—	28	31	—	31
(Decrease) in deferred lease liability	(6)	—	(6)	(33)	—	(33)	(39)	—	(39)
Decrease in restructuring accrual	(627)	—	(627)	(1,627)	—	(1,627)	(1,627)	—	(1,627)
Total adjustments	1,073	(1,036)	2,109	694	(2,119)	2,813	1,975	(3,249)	5,224
Net cash used in operating activities	(3,308)	—	(3,308)	(6,791)	—	(6,791)	(8,417)	—	(8,417)
Cash flows from investing activities:
Proceeds from sale and maturity of investments	—	—	—	—	—	—	—	—	—
Proceeds from sale of fixed assets	45	—	45	856	—	856	880	—	880
Capital expenditures and other	—	—	—	—	—	—		—	—
Net cash provided by investing activities	45	—	45	856	—	856	880	—	880
Cash flows from financing activities:
Proceeds from the issuance of common stock and warrants	—	—	—	—	—	—	7,298	—	7,298
Net cash provided by financing activities	—		—	—		—	7,298		7,298
Net decrease in cash and cash equivalents	(3,263)	—	(3,263)	(5,935)	—	(5,935)	(239)	—	(239)
Cash and cash equivalents, beginning of period	7,214	—	7,214	7,214	—	7,214	7,214	—	7,214
Cash and cash equivalents, end of period	3,951	—	3,951	1,279	—	1,279	6,975	—	6,975

(1)	Adjustment to amortize debt discounts and deferred financing fees based a number nominally close to zero to enable interest and debt discounts to be accreted over the life of the debt using a level yield method
2010 Balance Sheets (unaudited —  $thousands)

	March 31,			June 30,			September 30,
	Restated		Reported	Restated		Reported	Restated		Reported
	2010	Adjustments	2010	2010	Adjustments	2010	2010	Adjustments	2010
Assets:
Current assets:
Cash and cash equivalents	3,015	—	3,015	418	—	418	2,961	—	2,961
Accounts receivable, net	4	—	4	38	—	38	60	—	60
Inventories	233		233	261	—	261	260	—	260
Prepaid expenses and other current assets	142	—	142	683	—	683	539	—	539
Total current assets	3,394	—	3,394	1,400	—	1,400	3,820	—	3,820
Equipment and leasehold improvements, net	122	—	122	107	—	107	94	—	94
Purchased technology, net	1,017	—	1,017	957	—	957	897	—	897
Restricted cash	259	—	259	259	—	259	259	—	259
Other assets(1)	—	(324)	324	82	(300)	382	—	(273)	273
Total assets	4,792	(324)	5,116	2,805	(300)	3,105	5,070	(273)	5,343
Liabilities and Stockholders’ Deficit:
Current liabilities:
Notes payable, including accrued interest and net of related discount	12,810	—	12,810	—	—	—	—	—	—
Accounts payable and accrued expenses	4,943	—	4,943	5,852	—	5,852	4,400	—	4,400
Deferred revenue, current	—	—	—	—	—	—	—	—	—
Derivative instruments
Related party	8,248	—	8,248	12,952	—	12,952	7,477	—	7,477
Others	7,830	—	7,830	4,183	—	4,183	2,423	—	2,423
Contract termination expense	—	—	—	—			435	—	435
Restructuring accrual, current	600	—	600	600	—	600	450	—	450
Other current liabilities	29	—	29	31	—	31	33	—	33
Total current liabilities	34,460	—	34,460	23,618	—	23,618	15,218	—	15,218
Notes payable, including accrued interest and net of related discount(1)(2)	157	(14,167)	14,324	18,048	3,726	14,322	19,181	3,318	15,863
Restructuring accrual	—	—	—	—	—	—	—	—	—
Deferred revenue	13,501	—	13,501	26,475	—	26,475	26,533	—	26,533
Derivative instrument related party	8,669	—	8,669	12,031	—	12,031	8,557	—	8,557
Deferred lease liability and other liabilities	74	—	74	65	—	65	56	—	56
Total liabilities	56,861	(14,167)	71,028	80,237	3,726	76,511	69,545	3,318	66,227
Stockholders’ deficit:
Preferred stock, $.01 par value; authorized 1,000,000 shares; none issued and outstanding	—	—	—	—	—	—	—	—
Common stock, $.01 par value; authorized 100,000,000 shares; issued 42,373,807 shares (42,804,075 outstanding) ; issued 44,222,054 (43,932,322 outstanding); issued 52,178,834 (51,889,102 outstanding) in the first, second and third quarter, respectively	424	—	424	442	—	442	522	—	522
Additional paid-in-capital	392,753	—	392,753	398,945	—	398,945	401,740	—	401,740
Accumulated deficit(1)(2)	(441,294)	13,843	(455,137)	(472,867)	(4,026)	(468,841)	(462,785)	(3,591)	(459,194)
Common stock held in treasury, at cost; 289,732 shares	(3,952)	—	(3,952)	(3,952)	—	(3,952)	(3,952)	—	(3,952)
Total stockholders’ deficit	(52,069)	13,843	(65,912)	(77,432)	(4,026)	(73,406)	(64,475)	(3,591)	(60,884)
Total liabilities and stockholders’ deficit	4,792	(324)	5,116	2,805	(300)	3,105	5,070	(273)	5,343

(1)	Adjustment to amortize debt discounts and deferred financing fees based a number nominally close to zero to enable interest and debt discounts to be accreted over the life of the debt using a level yield method

(2)	Adjustment for June 2010 to account for the modification of the MHR Convertible Notes in connection with the Novartis Agreement and the MHR Letter Agreement as an extinguishment of debt and record the consideration for MHR’s consent as a financing fee
2010 Statement of Operations — Quarterly (unaudited —  $thousands, except per share data)

	Three Months Ended March 31,			Three Months Ended June 30,			Three Months Ended September 30,
	Restated		Reported	Restated		Reported	Restated		Reported
	2010	Adjustments	2010	2010	Adjustments	2010	2010	Adjustments	2010
Revenue	12	—	12	39	—	39	4	—	4
Costs and expenses:
Research and development	562	—	562	732	—	732	690	—	690
General and administrative expenses	2,334	—	2,334	2,129	—	2,129	2,516	—	2,516
Restructuring costs	50	—	50	—	—	—	—	—	—
Gain on disposal of fixed assets	(1)	—	(1)	—	—	—	—	—	—
Depreciation and amortization	75	—	75	75	—	75	73	—	73
Lawsuit adverse awards	—	—	—	220		220	58	—	58
Contract termination expense	—	—	—	—	—	—	542	—	542
Total costs and expenses	3,020	—	3,020	3,156	—	3,156	3,879	—	3,879
Operating income (loss)	(3,008)	—	(3,008)	(3,117)	—	(3,117)	(3,875)	—	(3,875)
Other non-operating income (expense):
Other income (expense)	3	—	3	2	—	2	2	—	2
Sublease income	—	—	—	—	—	—	—	—	—
Sale of patents	—	—	—	—	—	—	500	—	500
Change in fair value of derivative instruments
Related party	(9,120)	—	(9,120)	(6,208)	—	(6,208)	11,766	—	11,766
Other	(4,847)	—	(4,847)	(2,424)	—	(2,424)	2,831	—	2,831
Interest expense
Related party(1)	(65)	1,206	(1,271)	(794)	1,003	(1,797)	(1,138)	435	(1,573)
Other	(222)	—	(222)	(160)	—	(160)	(4)	—	(4)
Loss on extinguishment of debt(2)	—	—	—	(17,014)	(17,014)	—	—	—	—
Financing fees	—	—	—	(1,858)	(1,858)	—	—	—	—
Total other non-operating income (expense)	(14,251)	1,206	(15,457)	(28,456)	(17,869)	(10,587)	13,957	435	13,522
Net loss (income)	(17,259)	1,206	(18,465)	(31,573)	(17,869)	(13,704)	10,082	435	9,647
Net loss (income) per share, basic	(0.41)	0.03	(0.44)	(0.73)	(0.41)	(0.32)	0.21	0.01	0.20
Weighted average shares outstanding, basic	42,077,334		42,077,334	43,338,432		43,338,432	47,401,395		47,401,395
Net loss (income) per share, diluted	(0.41)	0.03	(0.44)	(0.73)	(0.41)	(0.32)	0.20	0.01	0.19
Weighted average shares outstanding, diluted	42,077,334		42,077,334	43,338,432		43,338,432	50,922,881		50,922,881

(1)	Adjustment to amortize debt discounts and deferred financing fees based a number nominally close to zero to enable interest and debt discounts to be accreted over the life of the debt using a level yield method

(2)	Adjustment for June 2010 to account for the modification of the MHR Convertible Notes in connection with the Novartis Agreement and the MHR Letter Agreement as an extinguishment of debt and record the consideration for MHR’s consent as a financing fee
2010 Statement of Operations — Year to Date (unaudited —  $thousands, except per share data)

	Three Months Ended March 31,			Six Months Ended June 30,			Nine Months Ended September 30,
	Restated		Reported	Restated		Reported	Restated		Reported
	2010	Adjustments	2010	2010	Adjustments	2010	2010	Adjustments	2010
Revenue	12	—	12	51	—	51	55	—	55
Costs and expenses:
Research and development	562	—	562	1,294	—	1,294	1,984	—	1,984
General and administrative expenses	2,334	—	2,334	4,463	—	4,463	6,979	—	6,979
Restructuring costs	50	—	50	50	—	50	50	—	50
Gain on disposal of fixed assets	(1)	—	(1)	(1)	—	(1)	(1)	—	(1)
Depreciation and amortization	75	—	75	150	—	150	223	—	223
Lawsuit adverse awards				220		220	542		542
Contract termination expense				—		—	278		278
Total costs and expenses	3,020	—	3,020	6,176	—	6,176	10,055	—	10,055
Operating income (loss)	(3,008)	—	(3,008)	(6,125)	—	(6,125)	(10,000)	—	(10,000)
Other non-operating income (expense):
Other income (expense)	3	—	3	5	—	5	7	—	7
Sublease income	—	—	—	—	—	—	—	—	—
Sale of patents	—	—	—	—	—	—	500	—	500
Change in fair value of derivative instruments
Related party	(9,120)	—	(9,120)	(15,328)	—	(15,328)	(3,562)	—	(3,562)
Other	(4,847)	—	(4,847)	(7,271)	—	(7,271)	(4,440)	—	(4,440)
Interest expense
Related party(1)	(65)	1,206	(1,271)	(859)	2,210	(3,069)	(1,997)	2,645	(4,642)
Other	(222)	—	(222)	(382)	—	(382)	(386)	—	(386)
Loss on extinguishment of debt(2)	—	—	—	(17,014)	(17,014)	—	(17,014)	(17,014)	—
Financing fees(2)	—	—	—	(1,858)	(1,858)	—	(1,858)	(1,858)	—
Total other non-operating income (expense)	(14,251)	1,206	(15,457)	(42,707)	(16,662)	(26,045)	(28,750)	(16,227)	(12,523)
Net loss	(17,259)	1,206	(18,465)	(48,832)	(16,662)	(32,170)	(38,750)	(16,227)	(22,523)
Net loss per share, basic and diluted	(0.41)	0.03	(0.44)	(1.14)	(0.39)	(0.75)	(0.87)	(0.36)	(0.51)
Weighted average shares outstanding, basic and diluted	42,077,334		42,077,334	42,711,367		42,711,367	44,291,889		44,291,889

(1)	Adjustment to amortize debt discounts and deferred financing fees based a number nominally close to zero to enable interest and debt discounts to be accreted over the life of the debt using a level yield method

(2)	Adjustment for June 2010 to account for the modification of the MHR Convertible Notes in connection with the Novartis Agreement and the MHR Letter Agreement as an extinguishment of debt and record the consideration for MHR’s consent as a financing fee
2010 Statements of Cash Flows (unaudited —  $thousands)

	Three Months Ended March 31,			Six Months Ended June 30,			Nine Months Ended September 30,
	Restated		Reported	Restated		Reported	Restated		Reported
	2010	Adjustments	2010	2010	Adjustments	2010	2010	Adjustments	2010
Cash flows from operating activities:
Net loss	(17,259)	1,206	(18,465)	(48,832)	(16,662)	(32,170)	(38,750)	(16,227)	(22,523)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	15	—	15	30	—	30	44	—	44
Amortization	60	—	60	120	—	120	179	—	179
Change in fair value of derivative instruments	13,968	—	13,968	22,599	—	22,599	8,003	—	8,003
Non-cash interest expense (1)(2)	287	(1,206)	1,493	20,112	16,662	3,450	21,254	16,227	5,027
Non-cash compensation expense	407	—	407	547	—	547	685	—	685
Gain on disposal of fixed assets	(1)	—	(1)	(1)	—	(1)	(1)	—	(1)
Changes in assets and liabilities excluding non-cash transactions:
Decrease in accounts receivable	154	—	154	120	—	120	99	—	99
Decrease (increase) in inventory	2	—	2	(24)	—	(24)	(24)	—	(24)
(Increase) in deposits on inventory	—	—	—	—	—	—	(420)	—	(420)
Decrease (increase) in prepaid expenses and other current assets	12	—	12	(531)	—	(531)	33	—	33
Increase in deferred revenue	2,007	—	2,007	2,012	—	2,012	2,069	—	2,069
Increase (decrease) in accounts payable and accrued expenses	(1)	—	(1)	887	—	887	(516)	—	(516)
Increase (decrease) in other current liabilities	(23)	—	(23)	(21)	—	(21)	415	—	415
Increase (decrease) in deferred lease liability	(30)	—	(30)	(17)	—	(17)	(25)	—	(25)
Decrease in restructuring accrual	(150)	—	(150)	(150)	—	(150)	(300)	—	(300)
Total adjustments	16,707	(1,206)	17,913	45,683	16,662	29,021	31,495	16,227	15,268
Net cash used in operating activities	(552)	—	(552)	(3,149)	—	(3,149)	(7,255)	—	(7,255)
Cash flows from investing activities:
Proceeds from sale of fixed assets	1	—	1	1	—	1	1	—	1
Capital expenditures and other	—	—	—	—	—	—	—	—	—
Net cash provided by investing activities	1	—	1	1	—	1	1	—	1
Cash flows from financing activities:
Proceeds from notes payable	—	—	—	—	—	—	500	—	500
Payments on notes payable	—	—	—	—	—	—	(525)	—	(525)
Proceeds from the issuance of common stock	—	—	—	—	—	—	6,674	—	6,674
Net cash provided by financing activities	—	—	—	—	—	—	6,649	—	6,649
Net decrease in cash and cash equivalents	(551)	—	(551)	(3,148)	—	(3,148)	(605)	—	(605)
Cash and cash equivalents, beginning of period	3,566	—	3,566	3,566	—	3,566	3,566	—	3,566
Cash and cash equivalents, end of period	3,015	—	3,015	418	—	418	2,961	—	2,961
Schedule of non cash financing activities
Common stock issued to settle accrued Directors compensation	11	—	11	11	—	11	11	—	11
Exchange of debt as deferred revenue (Note 8)	—	—	—	13,000	—	13,000	13,000	—	13,000

(1)	Adjustment to amortize debt discounts and deferred financing fees based a number nominally close to zero to enable interest and debt discounts to be accreted over the life of the debt using a level yield method

(2)	Adjustment for June 2010 to account for the modification of the MHR Convertible Notes in connection with the Novartis Agreement and the MHR Letter Agreement as an extinguishment of debt and record the consideration for MHR’s consent as a financing fee

Subsequent Events	6 Months Ended
Jun. 30, 2011
Subsequent Events [Abstract]
Subsequent Events
18. Subsequent Events
On July 6, 2011, the Company closed a transaction with certain institutional investors (collectively, the “Buyers”) to sell an aggregate of approximately 4.3 million shares of its common stock and warrants (the “ Warrants”) to purchase a total of approximately 3.0 million shares of its common stock (the “Warrant Shares”) for gross proceeds of approximately  $3.75 million (the “Private Placement”). Also on July 6, 2011, the Company and the Buyers entered into a registration rights agreement (the “Registration Rights Agreement”) pursuant to which the Company provided certain registration rights to the Buyers, including an obligation of the Company to file with the Securities and Exchange Commission within 20 days a registration statement on Form S-1 covering the shares issued in the Private Placement and the Warrant Shares. That registration statement on Form S-1 was filed with the SEC on July 26, 2011.
Simultaneous with closing the Private Placement, the Company closed a transaction with MHR Fund Management LLC and certain of its affiliated investment funds (“MHR”) to sell an aggregate of approximately 4.3 million shares of its common stock and warrants (the “MHR Warrants”) to purchase a total of approximately 3.0 million shares of its common stock (the “MHR Warrant Shares”) for gross proceeds of approximately  $3.75 million (the “MHR Private Placement”).
In connection with the Private Placement and the MHR Private Placement, the Company entered into a Waiver Agreement with MHR (“Waiver Agreement”), pursuant to which MHR waived certain anti-dilution adjustment rights under its Senior Secured Notes and certain warrants issued by the Company to MHR that would otherwise have been triggered by the Private Placement. As consideration for such waiver, the Company issued to MHR warrants (the “MHR Waiver Warrants”) to purchase 795,000 shares of its common stock (the “MHR Waiver Warrant Shares”) and agreed to reimburse MHR for up to  $25,000 of its legal fees.
In both the Private Placement and the MHR Private Placement, each unit, consisting of one share of common stock and a warrant to purchase 0.7 shares of common stock, were sold at a purchase price of  $0.872. The Warrants, the MHR Warrants and the MHR Waiver Warrants are exercisable at an exercise price of  $1.09 per share and will expire July 6, 2016.
exercise price of  $1.09 per share and will expire July 6, 2016.

Other	12 Months Ended
Dec. 31, 2010
Other [Abstract]
Other
20. Other
     On February 8, 2008, Emisphere reported that it had entered into an agreement with MannKind Corporation to sell certain Emisphere patents and a patent application relating to diketopiperazine technology for a total purchase price of  $2.5 million. An initial payment of  $1.5 million was received in February 2008. An additional  $0.5 million was received in May 2009 and the remaining payment was received September, 2010.